                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

     [X]  Preliminary Proxy        [_]   Confidential, For Use of the
          Statement                      Commission Only
                                         (as permitted by Rule 14a-6(e)(2))
     [_]  Definitive Proxy Statement

     [_]  Definitive Additional Materials

     [_]  Soliciting Material Under Rule 14a-12

                              ZYDECO ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]   No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------

   (5) Total fee paid:

     --------------------------------------------------

 [_]   Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:________________________
   (2) Form, Schedule or Registration Statement No.:______________________
   (3) Filing Party:__________________
   (4) Date Filed:____________________

                              ZYDECO ENERGY, INC.

                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080

                                                                         , 2000

Dear Zydeco Stockholder:

   You are cordially invited to attend a Special Meeting of Stockholders of Zydeco Energy, Inc. to be held at 10:00 a.m. local time, on , 2000, at
                                             . I hope that you will be present
or represented by proxy at this important meeting.

   Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting and Proxy Statement.

   Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the special meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the special meeting. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the special meeting.

   We look forward to meeting those of you who will be able to attend the special meeting.

                                          Sincerely,

                                          /s/ Hugh D. Simpson
                                          -------------------------------------
                                          Hugh D. Simpson
                                          President and Chief Executive
                                          Officer

                              ZYDECO ENERGY, INC.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Zydeco Energy, Inc.:

   A Special Meeting of Stockholders of Zydeco Energy, Inc., a Delaware
corporation, will be held at                                    at 10:00 a.m.
local time on       , 2000, for the following purposes:

  1. To amend Zydeco's Certificate of Incorporation to increase the number of authorized shares of Zydeco's common stock, par value $.001 per share, from 50,000,000 to 150,000,000.

  2. To amend Zydeco's Certificate of Incorporation to change the name of the company from "Zydeco Energy, Inc." to "DTVN Holdings, Inc."

  3. To approve the 2000 Stock Option and Restricted Stock Plan.

  4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   Only holders of record of Zydeco's common stock and Series A convertible
preferred stock at the close of business on       , 2000 are entitled to
notice of and to vote at the special meeting or any adjournments or postponements thereof. All stockholders are cordially invited to attend the special meeting.

                                          By Order of the Board of Directors

                                          /s/ James D. Nickell
                                          -------------------------------------
                                          James D. Nickell
                                          Secretary

Richardson, Texas
     , 2000

                            Your vote is important.

   Whether or not you expect to attend the special meeting, you are urged to sign, date and complete the enclosed proxy card and mail it promptly in the enclosed return envelope. No postage need be affixed if the proxy card is mailed in the United States. Any stockholder attending the special meeting may vote in person even if that stockholder has returned a proxy.

                              Zydeco Energy, Inc.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080

                               ----------------

                                Proxy Statement
                    For the Special Meeting of Stockholders
                     to be held on                  , 2000

                               ----------------

                 Information Concerning Solicitation and Voting

   The enclosed proxy is solicited on behalf of the Board of Directors of Zydeco Energy, Inc., a Delaware corporation, with its principal executive offices at 635 West Campbell Road, Suite 130, Richardson, Texas 75080, for use at Zydeco's Special Meeting of Stockholders to be held at 10:00 a.m. on
        ,                  , 2000 at                          .

   This proxy statement contains important information regarding Zydeco's Special Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

   A number of abbreviations are used in this proxy statement. We refer to Zydeco Energy, Inc. as "the Company" or "Zydeco." The Company's Special Meeting of Stockholders is simply referred to as "the special meeting." The Company's board of directors is referred to as the "Board of Directors" or the "Board."

                               TABLE OF CONTENTS

                                                                            Page

Information Concerning Solicitation and Voting............................    1

Proposal 1 Approval of Amendment to Certificate of Incorporation to
 increase the number of authorized shares of Zydeco's common stock, par
 value $.001 per share, from 50,000,000 to 150,000,000....................    4

Proposal 2 Approval of Amendment to Certificate of Incorporation to change
 the name of the company from Zydeco Energy, Inc. to DTVN Holdings, Inc...    6

Proposal 3 Approval of 2000 Stock Option and Restricted Stock Plan........    7

Summary of the Merger.....................................................   11

Comparative Per Share Data................................................   12

The Merger................................................................   13

Merger Agreement..........................................................   18

Management's Discussion and Analysis of Financial Condition and Results of
 Operations...............................................................   20

Business..................................................................   25

Security Ownership of Certain Beneficial Owners and Management............   30

Management................................................................   31

Executive Compensation....................................................   33

Compliance with Section 16(a) of the Exchange Act.........................   34

Certain Relationships and Related Transactions............................   34

Price Range of Zydeco Common Stock........................................   35

Dividend Policy...........................................................   35

Description of the Company's Securities...................................   36

Changes in and Disagreements with Accountants on Accounting and Financial
 Disclosure...............................................................   37

Experts...................................................................   38

Forward-Looking Statements................................................   38

Where You Can Find More Information.......................................   39

Other Matters.............................................................   41

Proposals of Stockholders for 2001 Annual Meeting.........................   41

 Annex I   2000 Stock Option and Restricted Stock Plan...................   I-1

 Exhibit A DataVoN Audited Financial Statements as of and for the years
           ended December 31, 1999 and 1998..............................   A-1

 Exhibit B Zydeco Unaudited Consolidated Financial Statements as of
           September 30, 2000 and for the periods ended September 30,
           2000 and 1999.................................................   B-1

 Exhibit C Zydeco Unaudited Pro Forma Statements of Operations...........   C-1

 Exhibit D Zydeco Audited Consolidated Financial Statements as of and for
           the years ended December 31, 1999 and 1998....................   D-1

Record Date and Outstanding Shares

   The Board of Directors of the Company is sending this proxy statement on or
about       , 2000 to all holders of record of the Company's common stock and the Company's Series A convertible preferred stock as of the record date,
        , 2000. Holders of the Company's common stock and the Company's Series
A convertible preferred stock at the close of business on        , 2000 are
entitled to attend and vote at the special meeting. On the record date, there
were            shares of the Company's common stock issued and outstanding and 7,190 shares of the Company's Series A convertible preferred stock issued and outstanding.

Voting Procedures

   As a stockholder of the Company, you have a right to vote on certain business matters affecting the Company. The proposals that will be presented at the special meeting and upon which you are being asked to vote are discussed below. Each share of the Company's common stock you own entitles you to one vote. Except as required by law, each share of the Company's Series A convertible preferred stock you own entitles you to 1,000 votes and will vote with the Company's common stock. You may vote by mail or in person at the special meeting.

Methods of Voting

   Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the special meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the special meeting. In this way, your shares will be voted even if you are unable to attend the special meeting.

   Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

  . FOR approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share, from 50,000,000 to 150,000,000;

  . FOR approval of the amendment to the Certificate of Incorporation to change the name of the company from "Zydeco Energy, Inc." to "DTVN Holdings, Inc."; and

  .  FOR approval of the 2000 Stock Option and Restricted Stock Plan.

   If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

   Voting in Person at the Meeting. If you plan to attend the special meeting and vote in person, we will provide you with a ballot at the special meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the special meeting.

   If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the special meeting, you will need to bring with you to the special meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Revoking Your Proxy

   You may revoke your proxy at any time before it is voted at the special meeting. In order to do this, you may either:

  .  sign and deliver to the Company another proxy dated a later date;

  .  provide written notice of the revocation to the Company's Secretary; or

  .  attend the special meeting and vote in person.

Quorum Requirement

   A quorum, which is a majority of the voting power of the outstanding shares
entitled to vote as of the record date,          , 2000, must be present in
order to hold the special meeting and to conduct business. Shares are counted as being present at the special meeting if you appear in person at the special meeting or if you vote your shares by submitting a properly executed proxy card.

Votes Required for Each Proposal

   The vote required and method of calculation for the proposals to be considered at the special meeting are as follows:

   Proposal 1 -- Amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock. Approval of this amendment to the Certificate of Incorporation requires the affirmative vote of:
(i) a majority of shares of common stock outstanding (excluding the preferred shares), and (ii) a majority of the voting power of the shares of common stock and Series A convertible preferred stock outstanding.

   Proposal 2 -- Amendment to the Certificate of Incorporation to change the name from "Zydeco Energy, Inc." to "DTVN Holdings, Inc." Approval of this amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the voting power of the shares of common stock and Series A convertible preferred stock outstanding.

   Proposal 3 -- 2000 Stock Option and Restricted Stock Plan. Approval of the 2000 Stock Option and Restricted Stock Plan requires the affirmative vote of a majority of the voting power of the shares of common stock and Series A convertible preferred stock present at the special meeting, in person or by proxy.

   You may vote "for," "against," or "abstain" from the proposals to approve
(a) the amendments to the Certificate of Incorporation and (b) the 2000 Stock Option and Restricted Stock Plan.

Abstentions and Broker Non-Votes

   If you return a proxy card that indicates an abstention from voting in all or some matters, the shares represented will be counted as present for the purpose of determining a quorum. If you abstain from voting on the proposal to approve (a) the amendments to the Certificate of Incorporation, or (b) the 2000 Stock Option and Restricted Stock Plan, your abstention has the same effect as a vote against the proposal.

   Brokers may not have the discretionary authority to vote shares of the Company's common stock held in "street name" if they have not received instructions from the beneficial owners. Broker non-votes will have the same effect as votes cast against Proposals 1 and 2--amendments to the Certificate of Incorporation. Broker non-votes will not be counted as votes in favor of Proposal 3--approving the 2000 Stock Option and Restricted Stock Plan--and will also not be counted as votes cast or shares voting on Proposal 3.

Voting Confidentiality

   Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

   Final voting results will be announced at the special meeting and will be published in the Company's Form 10-KSB for the year ended December 31, 2000. We file this annual report with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by visiting the SEC's website at www.sec.gov. See "Where You Can Find More Information."

Proxy Solicitation Costs

   Solicitations of proxies may be made by personal interview, mail, telephone or telegram by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's common stock and Series A convertible preferred stock held of record by such persons and may reimburse such forwarding expenses. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be borne by the Company.

                                   Proposal 1

             Approval of Amendment to Certificate of Incorporation

     to increase the number of authorized shares of Zydeco's common stock,

                           par value $.001 per share,

                         from 50,000,000 to 150,000,000

Proposed Amendment to Certificate of Incorporation

   The Board of Directors has adopted resolutions setting forth the proposed amendment to the first paragraph of Article Fourth of the Certificate of Incorporation (the "Amendment to Increase Authorized"), the advisability of the Amendment to Increase Authorized, and a call for submission of the Amendment to Increase Authorized for approval by the Company's stockholders at the special meeting. The following is the text of the first paragraph of Article Fourth of the Certificate of Incorporation, as proposed to be amended:

  "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $.001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.001 per share."

Purpose and Effect of Proposed Amendment

   On June 9, 2000, the Company, and its wholly owned subsidiary, DVN Acquisition Corporation ("DVN Acquisition"), and DataVoN Inc., a Texas corporation ("DataVoN"), completed the transactions contemplated by the merger agreement pursuant to which DVN Acquisition merged with and into DataVoN, with DataVoN continuing as the surviving corporation and wholly-owned subsidiary of the Company. DataVoN was a privately-held wholesale provider of internet protocol telephony. As a result of the merger, the former shareholders of DataVoN own approximately 80% of the voting power of the Company's outstanding capital stock. The merger did not require the approval of stockholders of the Company. For more information on the merger, see "The Merger" and "The Merger Agreement."

   Because of the change in ownership of voting stock and the composition of the Board after the merger, there was a change in control of the Company upon completion of the merger.

   Upon completion of the merger, all of the outstanding shares of common stock of DataVoN were converted into:

  .  32,623,855 shares of the Company's common stock; and

  . 7,190 shares of the Company's Series A convertible preferred stock, $.001 par value, convertible into 7,190,000 shares of the Company's common stock or 1,000 shares of common stock for each share of Series A convertible preferred stock.

   The Company's Series A convertible preferred stock was issued entirely to Mr. Simpson in the merger. Each of the 7,190 shares of the Company's Series A convertible preferred stock issued in the merger is entitled to 1,000 votes on all matters and votes with the Company's common stock, except as required by law. If Proposal 1 is approved by the Company's stockholders, all outstanding shares of the Company's Series A convertible preferred stock will be automatically converted into the Company's common stock by their terms.

   The Series A convertible preferred stock was issued in the merger because the Certificate of Incorporation of Zydeco currently authorizes Zydeco to issue 50,000,000 shares of common stock and 1,000,000 shares of preferred stock, the latter with such powers and preferences as the Board of Directors of Zydeco shall determine. As of November 9, 2000, Zydeco had outstanding 42,775,951 shares of common stock and had reserved an additional 6,891,243 shares of its common stock for issuance from its authorized but unissued shares upon exercise of its outstanding options and warrants. Accordingly, the Series A convertible preferred stock was issued because of the limitations on the number of shares of Zydeco common stock that could be issued in the merger.

   The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's common stock the Company is authorized to issue from 50,000,000 shares to 150,000,000 shares. The additional common stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized common stock of the Company. If the Company's stockholders do not approve the Amendment to Increase Authorized, the Series A convertible preferred stock will continue to remain outstanding and be entitled to 1,000 votes on all matters and will vote with the Company's common stock, except as required by law.

   In addition to the Company's need to increase the number of authorized shares of common stock to provide for a sufficient number of shares available for issuance upon the conversion of the Company's Series A convertible preferred stock, an increase in the number of authorized shares of the Company's common stock will also enable the Company to take advantage of various potential business opportunities through the issuance of the Company's securities, including, without limitation, providing equity incentives to employees, officers or directors (including under the 2000 Stock Option and Restricted Stock Plan), establishing certain strategic relationships with other companies and expanding the Company's business lines through possible future acquisitions of other businesses.

   The issuance of additional shares of the Company's common stock would have a dilutive effect for a person who does not acquire additional shares of common stock to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company. In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of the Company's common stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have issued warrants or other rights to acquire additional shares to the holders of such companies' common stock to discourage or defeat unsolicited stock accumulation programs or acquisition proposals. If this amendment is adopted, more common stock of the Company would be available for such purposes than is currently available.

   The Board of Directors believes that the approval of the foregoing proposal is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote "FOR" this proposal.

                                   Proposal 2

             Approval of Amendment to Certificate of Incorporation

                     to change the name of the company from

                   Zydeco Energy, Inc. to DTVN Holdings, Inc.

Proposed Amendment to Certificate of Incorporation

   The Board of Directors has adopted resolutions setting forth the proposed amendment to Article First of the Certificate of Incorporation (the "Amendment to Change Name"), the advisability of the Amendment to Change Name, and a call for submission of the Amendment to Change Name for approval by the Company's stockholders at the special meeting. The following is the text of Article First of the Certificate of Incorporation, as proposed to be amended:

     "First: The name of the Corporation is DTVN Holdings, Inc."

Purpose and Effect of the Proposed Amendment

   As a result of the Company's merger with DataVoN, DataVoN became a wholly-owned subsidiary of the Company. Management of the Company intends to expand the Company's involvement in the internet telephony services industry. Consistent with this plan, the Company has decided to change the name of the Company to DTVN Holdings, Inc. Accordingly, the Board of Directors unanimously adopted a resolution, subject to stockholder approval, authorizing the amendment to the Company's Certificate of Incorporation to change the name of the Company to DTVN Holdings, Inc.

   The Board of Directors believes that the approval of the foregoing proposal is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote "FOR" this proposal.

                                   Proposal 3

            Approval of 2000 Stock Option and Restricted Stock Plan

   The Company's Board of Directors adopted, subject to stockholder approval, the 2000 Stock Option and Restricted Stock Plan (the "2000 Plan"). The 2000 Plan is to become effective upon receiving stockholder approval. The purpose of the 2000 Plan is to:

  . offer selected directors, officers, employees and consultants an equity interest in the financial success of the Company;

  . provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility; and

  .  encourage equity participation in the Company.

Summary of the 2000 Plan

   While we have summarized certain provisions of the 2000 Plan below, attached as Annex I to this proxy statement is a full copy of the 2000 Plan, and our summary is qualified by reference to the 2000 Plan. We encourage you to read the 2000 Plan.

Number of Shares

   Up to 7.0 million shares of common stock may be issued under the 2000 Plan. The Committee will adjust this number for stock dividends, stock splits, or any other increase or decrease in the number of shares of the Company's common stock issued without receipt of consideration by the Company. Shares to be issued under the 2000 Plan may be drawn from either authorized but previously unissued shares of the Company's common stock or from treasury shares.

Administration

   The Board of Directors or a committee of the Board of Directors--as the Board of Directors in its sole discretion shall determine--will administer the 2000 Plan. For purposes of the 2000 Plan and this section, the Board of Directors acting in this capacity or the committee of the Board of Directors will be referred to as the "Committee." The Company intends that any committee established by the Board to administer the 2000 Plan will consist of at least two persons, each of whom meet the definition of "non-employee director" under
Section 16 of the Exchange Act and the definition of "Outside Director" under
Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended (the "Code"). The members of the Committee will be appointed by the Board of Directors. The Board may from time to time remove members from, or add members to, the Committee.

Eligibility, Options and Restricted Stock

   The Committee has the authority under the 2000 Plan to grant stock options or shares of restricted stock to directors, officers, employees or consultants of the Company. As of October 31, 2000, the Company had 22 full-time employees. Options granted under the 2000 Plan may include incentive stock options intended to qualify under Section 422 of the Code as well as non-statutory options. Incentive stock options will only be granted to persons who are employed by the Company at the time of the grant. Subject to the limits of the 2000 Plan, the Committee may determine the number of shares to be issued upon exercise, the exercise price, vesting period and other terms of the stock options. However, incentive stock options will not be granted with an exercise price below the fair market value of the common stock on the date of the grant (or less than 110% of the fair market value in the case of an incentive stock option granted to a 10% or greater stockholder of the Company) and in no event can any incentive stock option be exercisable after the expiration of ten years after the date of grant (or five years in the case of an incentive stock option granted to a 10% or greater stockholder of the Company). The closing price of the common stock as reported by the OTC bulletin board for November 13, 2000 was $1.01. The Committee may also determine the number of shares, terms, conditions and restrictions of the restricted stock. However, each grant of restricted stock will require that the recipient remain an employee or otherwise provide services to the Company for at least six months after the date of grant. Subject to adjustment, the Committee will not grant stock options for shares of common stock or make grants of restricted stock under the 2000 Plan to any "covered employee" as defined in Section 162(m) in excess of twenty-five percent (25%) of the shares issuable under the 2000 Plan.

IRS Limits on Deductibility of Compensation

   Section 162(m) of the Code limits the tax deductibility of compensation in excess of $1 million paid to certain executive officers, unless the payments are made under plans that satisfy the technical requirements of the Code and qualify as performance-based pay. The Committee believes that performance-based pay over $1 million is sometimes required to attract and retain executives in a competitive marketplace. Stock options granted under the 2000 Plan are designed so that the compensation paid can be tax deductible by the Company. In this proxy statement, stockholders are being asked to approve the 2000 Plan to maximize our ability to deduct future incentive compensation paid to the officers covered by Section 162(m). A vote in favor of the 2000 Plan will constitute approval under Section 162(m) of each of the material terms of the 2000 Plan, including the performance objectives described below, for purposes of making plan awards to covered employees.

Background-Section 162(m) Exemption

   We are asking our stockholders to vote on the 2000 Plan in order to satisfy the requirements of Section 162(m) of the Code. Section 162(m) limits our ability to deduct compensation that we pay to certain of our executive employees when determining our federal tax liability. These limitations apply to compensation in excess of $1 million per year that we pay to our chief executive officer and each of our four other highest paid executive officers. Certain types of compensation are excluded from the calculation of the $1 million limit in Section 162(m). These include compensation under plans that are "performance based" and are approved by our stockholders. "Performance based" compensation under Section 162(m) is compensation based on the attainment of one or more objective performance goals, the material terms of which are approved by stockholders. In order to maximize our ability to deduct compensation (covered awards) paid to our employees covered by Section 162(m) (covered employees), our Board requests that the stockholders approve the 2000 Plan as it relates to payment of certain awards to covered employees.

Determination of Restricted Stock Awards, Performance Objectives

   A covered award payable to a covered employee will be based on performance objectives established by the Committee at the beginning of the year. The Committee will establish performance objectives for covered awards payable to covered employees from one or more of the following measures: specified increases in earnings, share price, market share, revenue, net profits, and operating profit margins. Performance objectives may be described in terms of company, subsidiary, major business segment, division or departmental performance. Because covered awards under the 2000 Plan are subject to the discretion of the Committee and subject to the attainment of the performance objectives, the benefits or amounts that will be allocated under the 2000 Plan are not determinable at this time.

Stock Option Grants, Fair Market Value

   Under Section 162(m) of the Code, if the exercise price of options granted under a plan equals the fair market value of the stock as of the grant date and the plan has been established and operated in accordance with Section 162(m) of the Code, then the option grant satisfies the exemption from compensation that is subject to the $1 million deductibility limit for covered employees. The Company currently intends that all option grants to any covered employee will be made at the fair market value of the Company's common stock.

Payment of Restricted Stock

   Covered awards of restricted stock will be paid to employees in shares of stock as soon as practicable following the date the restrictions terminate. Covered employees will be given the option to defer the receipt of the shares to a future year. The amount of stock to be distributed will equal the number of shares of the Company's common stock that would have been paid if the award of restricted stock had been paid on the grant date, as adjusted for dividends, stock splits and any other increase or decrease in the number of issued shares effected without the receipt of consideration by the Company.

Non-Employee Director Options

   Each non-employee director of the Company shall, subject to the terms of the 2000 Plan, be granted on his or her appointment to the Board of Directors or on the approval of this 2000 Plan by the stockholders of the Company, whichever occurs later, options to purchase 100,000 shares of the Company's common stock. Unless otherwise provided in the applicable stock option agreement, each option shall become exercisable as to one-twelfth of the shares of the Company's common stock subject to such option at the end of each full calendar quarter following the grant date of the option, beginning with the end of the first full calendar quarter following the grant date of the option, and would have an exercise price per share equal to the fair market value of the Company's common stock on the date of grant; provided, however, that such non-employee director must be serving as a non-employee director of the Company on the last day of such quarter for such option to vest.

Change in Control

   Upon a change in control, as defined in the 2000 Plan, all outstanding options under the 2000 Plan will become immediately exercisable and all restrictions on any shares of restricted stock granted under the 2000 Plan will lapse and such stock will immediately vest in the holder notwithstanding that such options were not fully exercisable or that such restricted stock had not fully vested. In the event of a reorganization, lawful and fair provision shall be made whereby the option holder shall thereafter have the right to purchase and receive, in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such options, had such reorganization not taken place.

Amendment and Termination

   The Board may amend or terminate the 2000 Plan at any time, but may not do so without stockholder approval if the amendment changes the aggregate number of shares that may be issued under the Plan, other than in connection with certain adjustments or a reorganization of the Company as discussed above. The Board may not, without the participant's consent, adversely affect the rights of a participant under any option or restricted stock that has been granted. Unless our Board later extends the 2000 Plan, it will automatically terminate ten years following its effective date except as to awards outstanding at that date.

Federal Income Tax Consequences

 Incentive Stock Options

   Some of the options granted under the 2000 Plan may be incentive stock options as described in Section 422 of the Code ("ISOs"). An optionee does not realize taxable income upon the grant or exercise of an ISO. Although the optionee will not realize ordinary income at the time an ISO is exercised, the excess of the fair market value of the shares acquired at the time of exercise over the option price may constitute an item of adjustment used to compute alternative minimum taxable income under Section 56 of the Code, and may, therefore, result in the imposition of the alternative minimum tax under
Section 55 of the Code on the optionee. If the optionee does not dispose of the shares received upon exercise of an ISO within one year from the ISO's date of exercise and within two years of the date that the ISO was granted, any gain or loss realized from the subsequent sale or disposition of such shares will be treated as long-term capital gain or loss to the optionee and no deduction will be available to the Company. If the optionee disposes of the shares before the end of the holding periods described above, the optionee has made a disqualifying disposition and will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the actual gain realized upon such disposition. Any additional gain upon such disposition will be taxed as capital gain. In the event of a disqualifying disposition, the Company receives a tax deduction, subject to Section 162(m) of the Code, in an amount equal to the ordinary income recognized by the optionee. In the event there is not a disqualifying disposition, the Company will not receive a tax deduction in connection with the option or the exercise thereof.

 Non-Statutory Options

   An optionee will not recognize any taxable income upon the grant of a non-statutory stock option. However, on the date of exercise of a non-statutory stock option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, subject to Section 162(m) of the Code. The gain, if any, realized upon a subsequent disposition of the shares will constitute short-term or long-term capital gain, depending on the optionee's holding period.

 Restricted Stock

   A recipient of restricted stock generally will not recognize income upon the grant of restricted stock. However, at the time the restrictions lapse, the recipient recognizes ordinary income equal to the fair market value of the shares at the time, and the Company receives a tax deduction for the same amount, subject to the provisions of Section 162(m) of the Code. Upon disposition of the shares acquired, an optionee will generally recognize the appreciation or depreciation on the shares after the date the restrictions lapse as either short-term or long-term capital gain or loss depending on the recipient's holding period.

 Deduction Limits

   A deduction otherwise available to the Company for any year with respect to compensation payable to an executive officer may be denied under Section 162(m) of the Code to the extent the amount exceeds $1,000,000. It is anticipated that grants of options and restricted stock will qualify for an exemption to that limitation for eligible performance-based compensation.

   A vote in favor of the 2000 Plan will constitute approval for purposes of the exemption from Section 162(m), of each of the material terms of the 2000 Plan, including the performance objectives described above, and will authorize the Committee to issue designated, "performance-based" awards under the 2000 Plan to covered employees.

               The Board recommends you vote "FOR" this proposal.

                             Summary of the Merger

   This summary highlights selected information about the merger between Zydeco and DataVoN which was completed on June 9, 2000. To understand the merger more fully and for a more complete description of the merger, we urge you to read the entire proxy statement. See "The Merger" and "The Merger Agreement."

What DataVoN Shareholders Received in the Merger

   Upon completion of the merger on June 9, 2000, all of the outstanding shares of DataVoN were converted into:

  .  32,623,855 shares of Zydeco common stock; and

  . 7,190 shares of Zydeco Series A convertible preferred stock, $.001 par value, convertible into 7,190,000 shares of Zydeco common stock, or 1,000 shares of common stock for each share of Series A convertible preferred stock.

Ownership of Zydeco After the Merger

   As a result of the merger, the former shareholders of DataVoN now own approximately 80% of the voting power of Zydeco outstanding capital stock. See "Security Ownership of Certain Beneficial Owners and Management."

Stockholder Vote Required to Approve the Merger

   The merger did not require the approval of stockholders of Zydeco. The shareholders of DataVoN unanimously approved the merger.

Federal Income Tax Consequences

   We structured the merger so that DataVoN shareholders did not recognize gain or loss as a consequence of the merger. Zydeco and DataVoN received an opinion from tax advisors that, based on certain assumptions and certifications, the merger was a tax-free reorganization for federal income tax purposes.

Management and Operations after the Merger

   As a result of the merger, Hugh Simpson was appointed as a director and chief executive officer of Zydeco. Zydeco plans to primarily focus its business on the internet telephony market.

                           Comparative Per Share Data

   The following table presents comparative per share information for Zydeco and DataVoN on a historical basis and on a pro forma basis assuming that the merger had occurred at January 1, 1999 for earnings per common share purposes and as of March 31, 2000 for book value per common share purposes. The table should be read in conjunction with the historical financial statements and related notes and unaudited pro forma financial statements and related notes included elsewhere or incorporated by reference in this proxy statement. We are providing this information for 1999 and the three months ended March 31, 2000 as they represent the year and interim period immediately prior to the consummation of the merger on June 9, 2000.

                                                                    Three Months
                                                        Year Ended     Ended
                                                       December 31,  March 31,
                                                           1999         2000
                                                       ------------ ------------
Zydeco (per share):
  Net loss--diluted...................................    $(0.28)      $(0.01)
  Book value                                                 N/A       $ 0.21
DataVoN (per share):
  Net income--diluted (1).............................    $ 0.53       $ 0.50
  Book value                                                 N/A       $ 0.52
  Dividends paid......................................    $ 0.61       $ 0.45
Pro Forma Combined (per share):
  Net loss--diluted...................................    $(0.16)      $(0.02)
  Book value                                                 N/A       $ 0.58
Equivalent Pro Forma Combined (per share)(2):
  Net loss--diluted...................................    $(6.37)      $(0.80)
  Book value                                                 N/A       $23.09

   The above data do not include the effects of dividends on shares of common stock of Zydeco because Zydeco has not paid any dividends on its shares since its incorporation. The dividends per common share for DataVoN represent dividends paid as a result of its status as an S corporation prior to the merger. No pro forma dividends per common share are provided because such dividends would not have been made on a pro forma basis reflecting the merger and the conversion of DataVoN from an S corporation to a C corporation. We do not anticipate paying any dividends on shares of common stock in the foreseeable future because we intend to retain any earnings to finance the expansion of our business, to repay indebtedness and for general corporate purposes. Any payment of future dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our earnings, financial condition, capital requirements, level of indebtedness and other relevant factors.

--------
(1) In connection with the merger, DataVoN converted from an S corporation to a C corporation for federal income tax purposes. The net income per share amounts for DataVoN give effect to pro forma income taxes as if DataVoN was a C corporation for all of the periods presented.

(2) The equivalent pro forma combined per share amounts have been calculated by multiplying the pro forma combined per share amounts by 39.81385. The
    39.81385 represents the number of shares of Zydeco common stock that a holder of shares of DataVoN common stock received for each share of their DataVoN common stock.

                                   The Merger

   This section of the proxy statement describes material aspects of the merger. The following description does not purport to be complete and is qualified by reference to the merger agreement, which has been publicly filed with the Securities and Exchange Commission. See "Where You Can Find More Information." Please note that the merger between Zydeco and DataVoN has already been completed, that the merger did not require the approval of the stockholders of Zydeco, and the solicitation of votes by Zydeco of its stockholders for the proposals in this proxy statement will not affect the merger.

Background of the Merger

   Beginning in April 1999, market conditions for selling interests in oil and gas prospects significantly deteriorated. Because of this change in market conditions, Zydeco altered its business plan to focus its efforts on, among other things, seeking a merger partner to utilize its cash resources and "public company" status. Zydeco did not have a preference as to whether the merger partner operated in the oil and gas business.

   In January, 2000, J.D. McGraw, an investment banker with Cornerstone Ventures, met with Sam B. Myers, Jr., the then sole director and officer of Zydeco, to discuss seeking a merger partner to facilitate Zydeco's new business plan. Through Mr. McGraw's business relationship with Scott Posell, Mr. McGraw met Hugh Simpson, owner of DataVoN, during his search for a merger partner for Zydeco.

   In February, 2000, Mr. McGraw continued discussions with Mr. Simpson regarding a possible merger between DataVoN and Zydeco. Mr. McGraw also discussed with Mr. Simpson the outstanding options and warrants of Zydeco. Later that month, Mr. McGraw introduced Mr. Simpson to Mr. Myers to discuss the possibility of a merger between DataVoN and Zydeco in greater detail. Initial discussions revolved around (1) what percentage of Zydeco would be owned by DataVoN shareholders after a merger, and (2) how to handle the oil and gas operations of Zydeco after a merger.

   In February, 2000, DataVoN and Zydeco agreed to begin a legal and financial due diligence review of the other company. It was also agreed that Mr. Myers would resign as the sole officer and director of Zydeco, and Mr. Simpson would be appointed to those positions upon any completion of the merger.

   On March 10, 2000, a telephonic meeting was held among DataVoN, Mr. Myers and Mr. McGraw to discuss structure issues and terms. The parties to the telephonic meeting discussed, among other things, the various alternatives of what could be done with the oil and gas business of Zydeco Exploration, Inc., a wholly owned subsidiary of Zydeco ("Exploration"). The alternatives discussed included: (1) spinning-off Exploration to the stockholders of Zydeco existing as of the time immediately prior to a merger, (2) selling Exploration prior to the merger, and (3) keeping Exploration and its assets intact under Zydeco. The parties discussed how the percentage of Zydeco that would be owned by DataVoN shareholders after a merger was partially dependent on which of the above alternatives was pursued. Tax issues were also discussed, including whether the merger would qualify as a tax-free reorganization under the Code.

   On March 13, 2000, DataVoN met with Mr. Myers and Mr. McGraw. The parties to the meeting discussed, among other things, issues relating to the issuance of Zydeco preferred stock to Mr. Simpson, including its implications on the status of the tax-free reorganization. Since Zydeco would likely not have enough authorized common stock to issue the appropriate number of shares to DataVoN shareholders to create the agreed upon split of ownership of Zydeco, the parties agreed that preferred stock--convertible into common stock upon stockholder approval of an increase in authorized common shares of Zydeco-- could be issued to make up the deficiency in authorized common stock.

   Later that month, the first draft of the merger agreement and certain ancillary documents were distributed. Between this date and April 10, the parties reviewed the merger agreement, and variations to the terms of the merger were discussed among the parties to the proposed transaction.

   On April 10, 2000, Mr. Simpson and Mr. Myers discussed the terms of the merger over the telephone. Mr. Simpson and Mr. Myers tentatively agreed to an 80% DataVoN/20% Zydeco split--DataVoN shareholders to own 80% of Zydeco after the merger--with the oil and gas assets of Zydeco being retained by Zydeco with no obligation or requirement to transfer the value of these assets to the current stockholders of Zydeco.

   On April 28, 2000, a revised draft of the merger agreement was distributed to the parties to the proposed transaction.

   In May, 2000, Zydeco retained Swartwood Hesse, Inc., an investment banking firm, to evaluate the fairness, from a financial point of view, of the proposed merger consideration to the existing stockholders of Zydeco.

   On May 17, 2000, the parties discussed the merger agreement during a telephonic meeting. The parties also discussed the concept of moving the oil and gas operations and certain cash balances of Zydeco down to Exploration. As a result of these discussions, a revised draft of the merger agreement was distributed on May 19, 2000.

   On May 22, 2000, both parties tentatively agreed to the following:

  . Each share of DataVoN common stock, except for such DataVoN common stock held by Mr. Simpson, would be converted into 39.81385 shares of Zydeco common stock--for a total of 1,074,978 shares of Zydeco common stock.

  . Shares of DataVoN common stock held by Mr. Simpson would be converted into: (1) 31,548,877 shares of Zydeco common stock, and (2) 7,190 shares of Zydeco preferred stock, which would be convertible into 7,190,000 shares of Zydeco common stock.

A revised draft of the merger agreement, reflecting the agreed upon exchange ratio and other issues resolved during the telephonic meeting, was distributed to all parties later that day.

   On May 23, 2000, Swartwood Hesse delivered to Zydeco an opinion stating that the merger consideration is fair, from a financial point of view, to the stockholders of Zydeco. In conducting its analysis and arriving at its opinion, Swartwood Hesse reviewed, among other things:

  .  the merger agreement;

  . audited financial information for Zydeco for the fiscal years ended December 31, 1998 and 1999;

  . certain documents and reports filed by Zydeco with the Securities and Exchange Commission, including a Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000;

  . audited financial information for DataVoN for the fiscal years ended December 31, 1998 and 1999;

  . unaudited financial information for DataVoN for the three months ended March 31, 2000 and for the month of April 2000;

  . certain internal information and documents relating to Zydeco and DataVoN provided by their respective managements, including unaudited financial information and financial forecasts;

  .  the reported prices and trading activity of Zydeco's common stock;

  . the financial and business prospects for the merged entity and the industry in which it will compete;

  . certain publicly available information concerning certain other companies engaged in businesses which Swartwood Hesse believed to be reasonably comparable to the merged entity and the trading markets for such other companies' securities; and

  . information concerning such other business transactions that Swartwood Hesse believed to be reasonably comparable to the merger.

Swartwood Hesse also discussed with certain officers and employees of Zydeco and DataVoN their respective businesses and operations, assets, contingencies, present condition and future prospects.

   Mr. Simpson, as the sole director of DataVoN, executed a unanimous written consent of the Board of Directors of DataVoN, approving the merger agreement and the merger on May 23, 2000. On the same day, the shareholders of DataVoN executed a unanimous written consent adopting the merger agreement and the merger. On May 23, 2000, Mr. Myers, as the sole director of Zydeco, executed a unanimous written consent of the Board of Directors of Zydeco, approving the merger agreement and the merger. The merger agreement and the merger did not require adoption by the Zydeco stockholders.

   On May 23, 2000, the merger agreement was executed and delivered by the parties thereto. An information statement was distributed to the record holders of Zydeco common stock later that week. After the satisfaction of the closing conditions contained in the merger agreement, the parties to the merger agreement completed the merger on June 9, 2000.

Zydeco's Reasons for the Merger

   On May 23, 2000, Mr. Myers, the then sole director of Zydeco, by unanimous written consent of the Board of Directors, determined that the merger and the merger agreement was advisable, fair to and in the best interests of Zydeco and its stockholders and approved the merger agreement. The merger did not require adoption by the stockholders of Zydeco.

   In reaching its conclusions that Zydeco should enter into the merger agreement, the Zydeco Board considered a number of factors, including the following factors, each of which supported the Zydeco Board's decision:

  . changes in Zydeco's historical and projected results of operations as of May 23, 2000 and subsequent thereto, which projected operating results, in Zydeco Board's view, would make it more difficult for Zydeco to secure access to capital to fund operations;

  . the financial condition and results of operations of DataVoN and Zydeco before and after giving effect to the merger;

  . the strategic alternatives available to Zydeco, including remaining an independent company;

  . the absence of any other firm proposal to engage in a business combination involving Zydeco;

  . the written opinion of Swartwood Hesse, Inc. rendered on May 23, 2000, that, as of the date of such opinion, the exchange ratio was fair, from a financial point of view, to the holders of Zydeco common stock;

  . DataVoN's and Zydeco's respective businesses, management and competitive positions; and

  . the terms of the merger agreement, including the parties' mutual representations, warranties and covenants and the conditions of their respective obligations.

   This discussion of the information and factors considered by the Zydeco Board is not intended to be exhaustive. Although all of the above factors support the Zydeco Board's determination, because of the wide variety of factors to be considered, the Zydeco Board did not assign relative weights to the factors discussed above or determine that any factor was of particular importance. Rather, the Zydeco Board viewed its positions and recommendation as being based upon all of the information presented.

DataVoN's Reasons for the Merger

   On May 23, 2000, Mr. Simpson, the then sole director of DataVoN, by unanimous written consent of the DataVoN Board of Directors, determined that the terms of the merger agreement and the merger, were advisable, fair to and in the best interests of DataVoN and its shareholders and approved the merger agreement and the merger. The shareholders of DataVoN adopted the merger agreement and the merger by unanimous written consent on May 23, 2000.

   The DataVoN Board based its decision that the merger agreement is advisable to its shareholders, and its decision to approve the merger agreement and the merger, upon a number of factors. The DataVoN Board considered the following factors that supported its decision to approve the merger:

  . the opportunity to become part of a public company with greater ability to access larger pools of funds that might be used to grow its business;

  . the opportunity for DataVoN shareholders to share in the potential for long-term gains from their investment in DataVoN through the ownership of Zydeco common stock;

  . the fact that DataVoN shareholders would receive Zydeco common stock in exchange for their DataVoN common stock, which the DataVoN Board believed would provide some flexibility to the DataVoN shareholders by allowing them to choose whether to retain their Zydeco common stock after the merger or to liquidate their investments, insofar as the DataVoN Board believed that a liquid market existed for Zydeco common stock;

  . the fact that the merger would afford DataVoN shareholders the opportunity to receive shares of Zydeco common stock in a tax-free transaction;

  .  DataVoN's and Zydeco's respective businesses and management;

  . current industry, economic and market conditions and trends, including trading information with respect to Zydeco common stock; and

  . the terms of the merger agreement, including the parties' mutual representations, warranties and covenants and conditions to their respective obligations.

   After analyzing the above factors, the DataVoN Board determined that a merger with Zydeco would be consistent with its strategy of becoming a public company and that DataVoN's shareholders would benefit from such a business combination. The DataVoN Board also concluded that the terms of the merger agreement were fair to DataVoN and its shareholders. Because of these favorable factors, each of which supported its determination, the DataVoN Board concluded that the merger was advisable, fair to and in the best interests of DataVoN and its shareholders.

   This discussion of the information and factors considered by the DataVoN Board is not intended to be exhaustive. Because of the wide variety of factors to be considered, the DataVoN Board did not assign relative weights to the factors discussed above or determine that any factor was of particular importance. Rather, the DataVoN Board viewed its positions and recommendation as being based upon all of the information presented.

Accounting Treatment

   The merger was accounted for as a reverse acquisition of Zydeco by DataVoN under the purchase method of accounting, in accordance with generally accepted accounting principles. Accordingly, the historical financial statements of DataVoN prior to the merger became the financial statements of Zydeco, and the results of operations of Zydeco were combined with DataVoN effective with the merger.

Federal Income Tax Consequences

   The following discussion is a description of the material U.S. federal income tax consequences of the merger, and does not purport to be a complete analysis or description of all potential tax effects of the merger.

   No information is provided herein with respect to the tax consequences, if any, of the merger under applicable foreign, state, local and other tax laws.

   Zydeco and DataVoN received an opinion from Hein + Associates LLP in form and substance satisfactory to Zydeco and DataVoN that, on the basis of certain representations and assumptions: the merger will be treated for U.S. federal income tax purposes as a reorganization qualifying under the provisions of
Section 368(a) of
the Code; Zydeco, Zydeco's acquisition subsidiary and DataVoN will each be a party to that reorganization within the meaning of Section 368(b) of the Code; and neither the shareholders of DataVoN nor DataVoN shall recognize any gain or loss for U.S. federal income tax purposes as a result of the merger. In addition, the opinion describes certain specific U.S. federal income tax consequences to DataVoN shareholders as set forth in the following paragraph.

   A DataVoN shareholder who received Zydeco common stock and/or Zydeco Series A convertible preferred stock in exchange for DataVoN common stock did not recognize gain or loss upon such exchange. Accordingly, the aggregate tax basis of the Zydeco common stock and/or Zydeco Series A convertible preferred stock received by a DataVoN shareholder was the same as the aggregate tax basis of the DataVoN common stock surrendered in exchange therefor pursuant to the merger, adjusted to take account of fractional interests, and the holding period of the Zydeco common stock and/or Zydeco Series A convertible preferred stock includes the holding period of the DataVoN common stock surrendered in exchange therefor pursuant to the merger.

   The tax opinion is not binding on the Internal Revenue Service or any court and does not preclude the Internal Revenue Service or a court from reaching a contrary conclusion. Moreover, no rulings were or will be sought from the Internal Revenue Service concerning the tax consequences of the merger. If the merger was not treated as a reorganization under Section 368 of the Code, a DataVoN shareholder would have recognized gain or loss equal to the difference between the aggregate fair market value of the Zydeco common stock and/or Zydeco Series A convertible preferred stock received and the aggregate tax basis of the DataVoN common stock surrendered in exchange therefor.

   The foregoing summary of federal income tax consequences is for general information only and does not address all potential tax consequences that may be relevant to particular DataVoN shareholders or to DataVoN shareholders subject to special treatment under the Code, including, without limitation, foreign persons or entities, insurance companies, financial institutions, dealers in securities, tax-exempt organizations, persons who hold shares of stock as part of a "straddle" or a "conversion transaction" for U.S. federal income tax purposes, and individuals who received shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation. All shareholders should consult their own tax advisors for a determination as to specific tax consequences applicable to them.

Regulatory Matters

   The merger did not require any compliance with any federal or state regulatory requirements. In addition, no federal or state regulatory approval needed to be obtained in connection with the merger.

Appraisal Rights

   DataVoN shareholders did not exercise their dissenters' rights of appraisal with respect to the merger.

Federal Securities Laws Consequences

   All shares of Zydeco common stock issued pursuant to the merger were not registered under the Securities Act of 1933, as amended, and as a result, are not freely transferable. These Zydeco stockholders may resell their shares only in transactions permitted under Rule 144 under the Securities Act, under an effective registration statement, or as otherwise permitted under the Securities Act.

                                Merger Agreement

   The following is a description of material terms of the merger agreement but does not purport to describe all the terms of the merger agreement. The full text of the merger agreement has been publicly filed with the Securities and Exchange Commission and is incorporated herein by reference. See "Where You Can Find More Information." Zydeco stockholders are urged to read the merger agreement in its entirety.

The Merger

   On June 9, 2000, Zydeco and its wholly owned merger subsidiary and DataVoN completed the transactions contemplated by the merger agreement pursuant to which Zydeco's merger subsidiary merged with and into DataVoN, with DataVoN continuing as the surviving corporation and wholly-owned subsidiary of Zydeco.

Directors and Officers

   Under the merger agreement, the sole member of the board of directors of Zydeco, Mr. Myers, resigned as a director and as chief executive officer, and Mr. Simpson was appointed as the new director and chief executive officer of Zydeco. Pursuant to the merger agreement, the board of directors of Exploration consists of the following individuals: Hugh Simpson--Chairman of the Board, Sam
B. Myers, Jr., and Phillip A. Tuttle. Mr. Simpson is the sole officer of Exploration.

Conversion of DataVoN Common Stock in the Merger

   The merger agreement provided that each share of DataVoN common stock and each option to purchase shares of DataVoN common stock would be treated as follows:

  . Each share of DataVoN common stock, except for such DataVoN common stock held by Mr. Simpson, would be exchanged for 39.81385 shares of Zydeco's common stock.

  . Shares of DataVoN common stock held by Mr. Simpson would be exchanged for: (1) 31,548,877 shares of Zydeco's common stock and (2) 7,190 shares of Zydeco's Series A convertible preferred stock.

  . Each outstanding option to purchase shares of DataVoN common stock issued pursuant to DataVoN's stock option plan would be assumed by Zydeco and would constitute solely an option to acquire, on the same terms and conditions as were applicable under such assumed option, subject to appropriate adjustments to the applicable exercise price, that number of shares of Zydeco's common stock as the holder of such option would be entitled to pursuant to the merger had the holder exercised such option.

   Thus, upon completion of the merger, all of the outstanding shares of common stock of DataVoN were converted into:

  .  32,623,855 shares of Zydeco's common stock; and

  . 7,190 shares of Zydeco's Series A Convertible Senior Preferred Stock, $.001 par value, convertible into 7,190,000 shares of Zydeco's common stock, or 1,000 shares of common stock for each share of Series A convertible preferred stock.

   Zydeco's Series A convertible preferred stock, which was issued entirely to Mr. Simpson in the merger, will vote together with Zydeco's common stock, except as required by law. Each of the 7,190 shares of Zydeco's Series A convertible preferred stock issued in the merger will be entitled to 1,000 votes on all matters and will vote with the Company's common stock, except as required by law.

Certain Covenants in the Merger Agreement

   Prior to the merger with Zydeco, DataVoN was an S corporation. Unlike a C corporation which is a separate legal entity for tax purposes, an S corporation is a pass-through entity for tax purposes. Thus, prior to the merger, shareholders of DataVoN were personally obligated to pay the tax liability on any income earned by DataVoN. As a result of the merger, DataVoN's S corporation status has been converted to that of a C corporation.

   Pursuant to the merger agreement, Zydeco is obligated to pay to the DataVoN shareholders an amount equal to any liability for taxes owed by the DataVoN shareholders that are attributable to income reported on DataVoN's 1999 tax return and the short-period taxable year 2000 of DataVoN ending on the date of the completion of the merger.

   Prior to the completion of the merger, Zydeco restructured its operations by causing all assets and liabilities used or incurred in the oil and gas business of Zydeco, including the capital stock of Wavefield Image, Inc. and cash balances of Zydeco, subject to certain exceptions, to be contributed to Exploration. For a period of nine months after the closing of the merger or such earlier date as Exploration ceases to be a subsidiary of Zydeco, Zydeco cannot, without the unanimous consent of the board of directors of Exploration, take any action to cause any cash to be transferred from Exploration to Zydeco or any other subsidiary of Zydeco, other than a subsidiary of Exploration, except for payment or reimbursement to Zydeco or such subsidiary for any liabilities to which Zydeco and its subsidiaries may be or become subject relating to or arising out of the assets, business, operations, debts or liabilities of Exploration, whether arising prior to, concurrent with or after the merger.

   Management's Discussion and Analysis of Financial Condition and Results of
                                   Operations

   The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the financial statements and footnotes included herein as Exhibits A-C.

Overview

   The Company is a wholesale provider of voice and data services using Internet Protocol ("IP"). As of October 31, 2000, the Company was providing services to several domestic carriers and is currently operating in 14 markets. Through its network, the Company transports a large volume of "toll quality" voice and data services. The entrance point for communications traffic over its network is referred to as a points of presence ("POP"). The Company's customers interconnect with its network by connecting dedicated voice circuits from their facilities to gateways located in one of its POP's.

   The Company was incorporated in 1993. The Company conducted oil & gas seismic exploration operations beginning in 1993. On June 9, 2000, the Company merged with DataVoN. As a result of this merger, the former shareholders of DataVoN now own approximately 80% of the voting power of the Company's stock. The merger was accounted for as a reverse acquisition of the Company by DataVoN under the purchase method of accounting. Accordingly, the historical financial statements of DataVoN prior to the merger have become the Company's financial statements, and the Company's results of operations will be combined with those of DataVoN from and after the date of the merger. As the oil and gas seismic exploration operations are not currently material to the Company's combined results of operations, the Company does not discuss them below.

   The Company's primary source of revenue is the fees that it receives from customers for transporting and completing calls over its network. This revenue is dependent on the volume of voice and data traffic carried over the network, which is measured in minutes. The Company charges its customers fees based upon a per minute or flat rate charge prior to the service being offered and recognizes this revenue in the period in which the call is completed.

   The Company's most significant costs and expenses are data communications and telecommunications expenses which are comprised primarily of collocation facility fees, transport fees, termination fees, and equipment expenses. Collocation facility fees are paid for lease of rack space, power and associated services to "host" the equipment. Transport fees are paid to a "back bone provider" to carry traffic between POP's where the equipment is located. Termination fees are paid to local service providers to terminate calls. Equipment costs are capitalized and depreciated over their estimated useful lives and minor items are expensed directly. Other expenses include charges for connections between the Company's POP's and its vendors for termination services and software support and management systems required in maintaining its network.

Results of Operations--Three Months Ended September 30, 2000 Compared to Three Months Ended September 30, 1999

   Net Service Revenue. The Company's net service revenue increased by $0.9 million to $3.1 million for the three months ended September 30, 2000, from $2.2 million for the three months ended September 30, 1999. The increase in net revenue resulted from an increase in the amount of traffic carried over the Company's network to approximately 460.5 million minutes for the three months ended September 30, 2000, from approximately 286.0 million minutes for the three months ended September 30, 1999.

   Cost of Services. Cost of services increased by approximately $0.4 million to $2.0 million for the three months ended September 30, 2000, from $1.6 million for the three months ended September 30, 1999. The increase in expense was driven by the increase in traffic described above. Collocation facility fees increased to $67,800 for the three months ended September 30, 2000, from $9,300 for the three months ended September 30, 1999. Telecommunications fees increased to $1.8 million for the three months ended September 30, 2000 from $1.5 million for the three months ended September 30, 1999. As a percentage of net service revenue, cost of services expense decreased to approximately 65% for the three months ended September 30, 2000, from approximately 72% for the three months ended September 30, 1999.

   Selling and Marketing Expenses. Selling and marketing expenses include expenses relating to the salaries, payroll taxes, benefits and commissions that the Company pays for sales personnel and the expenses associated with the development and implementation of its promotion and marketing campaigns, including expenses relating to its outside public relations firm and industry analysts. Selling and marketing expenses decreased by $168,066 to $30,532 for the three months ended September 30, 2000 from $200,955 for the three months ended September 30, 1999. This decrease is attributable to the Company replacing commissioned sales agents with employees.

   General and Administrative Expenses. General and administrative expenses include salary, payroll tax and benefit expenses and related costs for general corporate functions, including executive management, administration, office facilities, information technology and human resources. General and administrative expenses increased by $0.6 million to $0.8 million for the three months ended September 30, 2000, from $0.2 million for the three months ended September 30, 1999. General and administrative expenses increased primarily due to an increase in the number of personnel and an increase in consulting and professional fees. As a percentage of net revenue, general and administrative expenses increased to approximately 26% for the three months ended September 30, 2000, from 9% for the three months ended September 30, 1999 due to the factors described above.

   Depreciation and Amortization Expense. Depreciation and amortization expense increased by $1.4 million for the three months ended September 30, 2000, from $4,018 for the three months ended September 30, 1999. This increase primarily resulted from amortization of goodwill associated with the merger.

   Amortization of Unearned Stock Compensation. This expense totaled $460,335 and represents amortization of stock compensation related to options the Company issued in March 2000. The stock compensation is being amortized over the vesting period of the options, which equals the estimated period of benefit. These options have a 10 year life and vest over a three-year period, subject to certain exceptions.

   Interest Income and Interest Expense. Interest expense is primarily comprised of interest on the Company's notes payable, and various capital leases. Interest income is primarily composed of income earned on the Company's cash and cash equivalents and certificates of deposit.

Results of Operations--Nine Months Ended September 30, 2000 Compared to Nine Months Ended September 30, 1999

   Net Service Revenue. The Company's net service revenue increased by $2.8 million to $8.4 million for the nine months ended September 30, 2000, from $5.6 million for the nine months ended September 30, 1999. The increase in net revenue resulted from an increase in the amount of traffic carried over the Company's network to approximately 1.2 billion minutes for the nine months ended September 30, 2000, from approximately 0.7 billion minutes for the nine months ended September 30, 1999.

   Cost of Services. Cost of services expense increased by $0.9 million to $4.8 million for the nine months ended September 30, 2000, from $3.9 million for the nine months ended September 30, 1999. The increase in expense was driven by the increase in traffic described above. Collocation facility fees increased to $106,303 for the nine months ended September 30, 2000, from $13,624 for the nine months ended September 30, 1999. Telecommunications fees increased to $4.5 million for the nine months ended September 30, 2000, from $3.9 million for the nine months ended September 30, 1999. As a percentage of net revenue, cost of services expense decreased to approximately 57% for the nine months ended September 30, 2000, from approximately 69% for the nine months ended September 30, 1999.

   Selling and Marketing Expenses. Selling and marketing expenses include expenses relating to the salaries, payroll taxes, benefits and commissions that the Company pays for sales personnel and the expenses associated with the development and implementation of its promotion and marketing campaigns, including expenses relating to its outside public relations firm and industry analysts. Selling and marketing expenses decreased by $0.5 million to $68,398 for the nine months ended September 30, 2000 from $0.6 million for the nine months ended September 30, 1999. This decrease is attributable to the Company replacing commissioned sales agents with employees. As a percentage of net revenue, selling and marketing expenses decreased to approximately 1% for the nine months ended September 30, 2000, from approximately 11% for the nine months ended September 30, 1999.

   General and Administrative Expenses. General and administrative expenses include salary, payroll tax and benefit expenses and related costs for general corporate functions, including executive management, administration, office facilities, information technology and human resources. General and administrative expenses increased by $1.3 million to $1.7 million for the nine months ended September 30, 2000, from $0.4 million for the nine months ended September 30, 1999. General and administrative expenses increased primarily due to an increase in the number of personnel and an increase in consulting and professional fees.

   Depreciation and Amortization Expenses. Depreciation and amortization expense increased by $1.8 million for the nine months ended September 30, 2000, from $12,054 for the nine months ended September 30, 1999. This increase primarily resulted from amortization of goodwill associated with the merger.

   Amortization of Unearned Stock Compensation. This expense totaled $1,652,042 and represents amortization of stock compensation related to options the Company issued in March 2000. The stock compensation is being amortized over the vesting period of the options, which equals the estimated period of benefit. These options have a 10 year life and vest over a three-year period, subject to certain exceptions.

   Interest Income and Interest Expense. Interest expense is primarily comprised of interest on the Company's notes payable, and various capital leases. Interest income is primarily composed of income earned on the Company's cash and cash equivalents and certificates of deposit.

Results of Operations--Year Ended December 31, 1999 Compared to Year Ended December 31, 1998

   Net Service Revenue. The Company's net service revenue increased by $6.1 million to $8.3 million for the year ended December 31, 1999, from $2.2 million for the year ended December 31, 1998. The increase in net revenue resulted from an increase in the amount of traffic carried over the Company's network to approximately 1.13 billion minutes for the year ended December 31, 1999, from approximately 404 million minutes for the year ended December 31, 1998.

   Cost Of Services. Cost of services increased by approximately $5.0 million to $6.1 million for the year ended December 31, 1999, from $1.1 million for the year ended December 31, 1998. The increase in expense was driven by the increase in traffic described above. As a percentage of net service revenue, cost of services expense increased to approximately 73% for the year ended December 31, 1999, from approximately 49% for the year ended December 31, 1998 due to higher margins on certain customers.

   Selling And Marketing Expenses. Selling and marketing expenses include expenses relating to the salaries, payroll taxes, benefits and commissions that the Company pays for sales personnel and the expenses associated with the development and implementation of its promotion and marketing campaigns, including expenses relating to its outside public relations firm and industry analysts. Selling and marketing expenses increased by $190,859 to $692,525 for the year ended December 31, 1999 from $501,666 for the year ended December 31, 1998. This increase is attributable to the increase in traffic carried over the Company's network, which increased the amount paid to commissioned sales agents.

   General And Administrative Expenses. General and administrative expenses include salary, payroll tax and benefit expenses and related costs for general corporate functions, including executive management, administration, office facilities, information technology and human resources. General and administrative expenses increased by $342,746 to $673,880 for the year ended December 31, 1999, from $331,134 for the year ended December 31, 1998. General and administrative expenses increased primarily due to an increase in the number of personnel and an increase in consulting and professional fees. As a percentage of net revenue, general and administrative expenses decreased to 8% for the year ended December 31,1999, from 15% for the year ended December 31, 1998, primarily because the revenue growth rate exceeded the necessary growth rate in general and administrative expenses.

   Depreciation And Amortization Expense. Depreciation and amortization expense increased by $13,973 to $16,072 for the year ended December 31, 1999, from $2,099 for the year ended December 31, 1998. This increase primarily resulted from additional purchases of capital equipment and software that were needed to support the Company's expanding network.

   Interest Income And Interest Expense. Interest expense is primarily comprised of interest on the Company's financed equipment, and various capital leases. Interest income is primarily composed of income earned on the Company's cash and cash equivalents.

Liquidity and Capital Resources

   The Company's principal capital and liquidity needs historically and currently have related to the development of its network infrastructure, its sales and marketing activities, and general capital needs. The Company's capital needs have been met, in large part, from cash flow generated from operations. As the Company has placed greater emphasis on expanding its network infrastructure, the Company also plans to meet an increasing portion of its capital needs through vendor capital leases and other equipment financing. The Company has also established a $500,000 line of credit with a bank.

   Net cash provided by operating activities was $2.9 million for the nine months ended September 30, 2000, as compared to $0.9 million for the nine months ended September 30, 1999. The increase was primarily attributable to increased revenue from voice and data services over IP.

   Net cash provided by investing activities was $0.3 million for the nine months ended September 30, 2000, as compared to $0.1 million used by investing activities for the nine months ended September 30, 1999.

   Net cash used in financing activities was $0.8 million for the nine months ended September 30, 2000, as compared to net cash used in financing activities of $0.3 million for the nine months ended September 30, 1999.

   In March 2000, the Company entered into a notes payable arrangement with a vendor for the purchase of network equipment. The notes bears interest at 9% and requires monthly payments of $44,010, until the final balance is paid on April 1, 2001. The balance outstanding at September 30, 2000 was $298,869.

   On May 1, 2000, the Company entered into a Security Agreement and Note Payable with a related party for $250,000. The note bears interest at 9% per annum from the date of the note until paid. The note is due on demand but no later than January 15, 2001. The note is secured by substantially all of the Company's assets.

   On June 21, 2000, the Company entered into a Loan and Security Agreement with Bank of Texas that provides it with access to a $500,000 revolving credit facility. The line of credit is secured by a lien on all of its trade receivables. Interest accrues daily on the unpaid principal of the facility at an annual rate equal to the prime rate, as defined in the Loan and Security Agreement, plus .5%. As of September 30, 2000, the Company had made no borrowings under the Loan and Security Agreement.

   On September 28, 2000, the Company entered into an equipment line of credit with Comerica that provides access to a $275,000 line of credit. This line of credit is secured by a lien on equipment. Interest accrues daily on the unpaid principal at an annual rate equal to the prime rate, as defined in the line of credit agreement, plus 1%. As of September 30, 2000, $190,555 had been drawn down to purchase equipment.

   Capital expenditures totaled approximately $0.9 million for the nine months ended September 30, 2000. Based on the Company's existing operations, the Company estimates total capital expenditures for 2000 to be approximately $3.0 million, mainly for equipment to expand its network infrastructure, which is expected to be funded by cash flows from operations and outside financing. However, there can be no assurance that the Company will be able to obtain such outside financing to fund these capital expenditures. If the Company is unable to obtain such outside financing, its planned expansion of its network infrastructure will be reduced.

   The Company believes that its cash on hand, cash flows from operations, borrowing availability under its revolving line of credit and other financing arrangements which it plans to pursue will be sufficient to satisfy existing commitments and plans, including those described above. However, there can be no assurance that the Company will be able to make planned borrowings, that its business will generate sufficient cash flows from operations, or that future borrowings will be available in an amount to enable the Company to make necessary capital or other expenditures.

                                    Business

Overview

   The Company intends to build one of the nation's first "next-generation" packet switched IP networks to provide voice and data services. A unique, meshed IP backbone will transport "toll quality" traffic to any of the Company's connected cities. The Company believes that this network architecture will drastically reduce the cost compared to traditional networks of originating, transporting and terminating traffic while providing network scalability for future growth.

   As of October 31, 2000, the Company was providing services to several of the high volume United States carriers. The Company currently owns and operates a network that includes POP in fourteen U.S. markets. The Company currently has twenty-five (25) POP's, and plans to increase its network to approximately forty (40) POP's by the end of 2000. During the quarter ended September 30, 2000, the Company transported in excess of 460 million minutes of traffic, a volume that had been growing every quarter.

   Through the Company's network, the Company transports a large volume of "toll quality" voice and data services. The entrance point for communications traffic over the Company's network is referred to as a point of presence or POP. Points of presence are composed of gateways, which digitize, compress and packetize voice and data transmissions at both the originating and terminating points and enable calls to be routed over a managed IP network. The Company's customers can interconnect with the Company's network by connecting dedicated voice circuits from their facilities to one of the Company's POP, which are currently located in Texas, Colorado, Georgia, California, Florida, Maryland, Washington, D.C., Arizona, Missouri, Utah, Nevada, Washington, Oregon, Illinois, Ohio, and New York.

   The managed IP network calls are routed through a local carrier's switched network. Gateways in each POP digitize, compress and packetize voice and data calls and then transmit them over the "voice over private internet network" ("VoPIN"). At the destination, another POP reverses the process and the call is switched back from the VoPIN to a local carrier's circuit-switched network at the destination.

   Because of its wide-ranging coverage, rapid growth and flexible connectivity, the Company uses the IP transport gateway in conjunction with the managed IP network to deliver voice and data traffic. By using the VoPIN, the Company avoids having to build a private, dedicated network of fiber and cable connections, which would delay the Company's time-to-market in many locations and would be more costly to deploy. The Company also uses data transmission over private leased lines or traditional circuit-based voice networks where the managed IP network is unavailable.

The Market

   Although it has been possible to transmit voice over data networks since 1995, only recently has the technology improved such that phone-to-phone calls can be transmitted over data networks with similar quality as that of traditional voice networks. The market for worldwide IP telephony is projected to grow from $0.5 billion in 1999, to $18.7 billion in 2004, according to International Data Corporation, a market research firm. Wholesale worldwide IP telephony, including wholesale international IP telephony, is expected to grow to $2.0 billion by the same date. Forrester Research, Inc. projects that by 2004, IP telephony will capture $3 billion from traditional telecom services. By 2006, ESSL Technologies predicts that 35% of all long distance calls will be handled by IP telephony. The Company's telephony services enable telecommunications carriers and other communications service providers to utilize the technologies and efficiencies of the Internet to cut costs and offer new services in order to add and retain customers.

Benefits of Using the Company

   The Company enables integrated communications service providers to outsource their voice and data services over an IP backbone network at lower costs than over traditional networks while maintaining quality of service ("QoS").

   The Company believes its services provide the following key benefits to its customers:

  . Low Price. The Company believes its services are often the low-price option for carriers because packet switching is more efficient than traditional circuit switching. In addition, the Company leverages the packet network to deliver traffic, which results in lower costs than transmission alternatives that deploy dedicated connections.

  . Engineering Expertise. The Company believes it has positioned itself with quality IP technology vendors, as well as a high quality engineering team with extensive telecommunications network expertise. The Company has a Network Operations Center ("NOC"), located in Richardson, Texas, that currently employs a staff of six people. There are two groups that work within the NOC: (a) the network engineering group and (b) the network support group. Both groups have twenty-four hours a day, seven days a week coverage to quickly respond to any problems. The network engineering group monitors network issues, repairs outages and solves security problems. The support group oversees a nationwide real-time network analysis map, which notifies the Company's staff of network errors.

  . Redundant Network Structure. The Company has constructed a network infrastructure able to handle substantial minutes of traffic with dynamic, alternative routing for calls. The Company's network architecture is scalable, allowing it to support customers' future growth. The Company also plans to pursue strategic relationships to reduce network costs and increase network utilization.

  . Improve Capital Allocation of Customers. By purchasing origination transport and termination VoPIN services from the Company, the customer can deploy financial resources in areas other than network infrastructure. The Company's customers can gain a competitive advantage or maintain competitive parity with their competitors by expanding their end user offerings (i.e., marketing, customer service) without incurring the substantial capital investments and operating costs that would otherwise be required to build and deploy their own VoPIN-based multiple-service network.

Growth Strategy

   The Company plans to leverage its customer relationships, operational expertise, regulatory insight, and state-of-the-art network as a platform from which to drive future growth. Specifically, the Company believes the following opportunities are available:

  . increasing the breadth of its current business lines, both in existing and ancillary categories. The Company plans to acquire additional bandwidth and facility POP's in several markets;

  . expanding its customer base through strategic marketing relationships and wholesale contracts. The Company plans to enter into new sales contracts with regional emerging carriers; and

  . developing additional telecommunications services to complement the current product line in new geographic areas. The Company plans to expand into second tier markets.

Services

   The Company's current services include voice and data services over IP. In the future, the Company plans to provide Internet Service Provider ("ISP") dial-up services, POTS--plain old telephone service also known as voice-grade switched telephone service, ISDN--integrated services digital network, and "digital subscriber line" ("DSL"). The Company offers voice and data transport and call completion services. This provides its customers with a toll quality, low-cost alternative for voice and data transport of phone-to-phone, PC to phone, phone to PC, and PC to PC calls placed by its business and residential customers.

Customers

   The Company does not sell its services directly to subscribers. The Company's target audience is service providers--specifically, tier one and two telecommunications companies, competitive local exchange carriers, ISP's and emerging global carriers. Tier one carriers generally have annual revenues in excess of $2 billion. Second tier carriers have revenues generally in the $750 million to $2 billion range, but have fewer direct operating agreements with other carriers and fewer international facilities.

   The Company currently has a customer base that traffics approximately 155 million minutes per month and is operating in the following cities:

      Atlanta                    Denver                                      Phoenix
      Austin                     Fort Worth                                  San Antonio
      Baltimore                  Houston                                     San Diego
      Dallas                     Los Angeles                                 San Francisco
                                 Miami                                       Washington, D.C.

   Currently, two of the Company's customers account for approximately 90% of the Company's revenues, and the Company's largest customer accounts for approximately 65% of the Company's revenues. Most of the Company's customers initially enter into an annual contract with the Company, with the contracts being subject to automatic annual renewals absent written notice not to renew.

Sales and Marketing

   The Company plans to sell its networking products through the following distinct channels:

  . Executive Sales. The Company intends to present its products to top corporate managers and leaders of certain industry associations.

  . Direct Sales. Direct sales by the Company's employees will include attendance at trade shows.

  . Direct Response Mail. The Company will initially direct its mailing efforts at its existing customer base and their referrals.

Competition

   The Company competes in both the market for enhanced IP communications services and the market for carrier transmission services. Each of these markets on a stand-alone basis is highly competitive and has numerous service providers. The Company faces competition from a variety of sources, including large communications service providers with more resources, longer operating histories and more established positions in telecommunications marketplace, some of whom have begun to develop IP telephony capabilities. Most of the Company's competitors are larger companies.

   Large carriers around the world carry a substantial majority of the traffic. These carriers, such as British Telecom and Deutsche Telecom, have started to deploy packet-switched networks for voice and data traffic. These carriers have substantial resources and have large budgets available for research and development. In addition, several companies, many with significant resources, such as Level 3 and Qwest Communications, are building fiber optic networks, primarily in the United States, for IP telephony traffic. These networks can be expected to carry voice and data.

   The Company also competes with companies who have focused primarily on IP telephony. AT&T Clearinghouse, GRIC Communications, iBasis, and ITXC, which are larger and have substantially greater financial, marketing and network resources than the Company, sell international voice and data over the Internet. Other IP telephony companies, including Net2Phone and Delta Three.com are currently focusing on the retail market and personal computer-based IP telephony.

   Competition for gateway access, call management, and enhanced services is becoming intense. Even though the Company faces increasing competition in this market space, the Company believes these companies may represent potential future customers and strategic partners.

Government Regulation

   The Company believes that under United States law, based on specific regulatory classifications and recent regulatory decisions, the IP communications services that the Company provides constitutes information services, as opposed to regulated telecommunications services. As such, the FCC's current position is that information service providers, including IP telephony providers, are not telecommunications carriers, and thus not currently subject to FCC regulations or any regulations by state agencies charged with regulating telecommunications carriers. Nevertheless, aspects of the Company's operations may be subject to state or federal regulation, including regulation governing universal service funding, disclosure of confidential communications, copyright and excise tax issues.

   On April 10, 1998, the FCC issued a report to Congress discussing its implementation of certain universal service provisions contained in the 1996 amendments to the Communications Act of 1934. In its report, the FCC stated that it would undertake an examination of whether phone-to-phone IP telephony should be considered an information service or a telecommunications service. The FCC noted that certain forms of phone-to-phone IP telephony appeared to lack the characteristics of an information service and to have the same functionality as non-Internet protocol telecommunications services.

   In addition, the FCC is currently considering whether to impose surcharges or other common carrier regulations upon certain providers of Internet and IP telephony, primarily those which provide Internet and IP telephony services to end users located in the United States. Although the FCC decided that information service providers, including Internet and IP telephony providers, are not telecommunications carriers, various companies have challenged that decision. Congressional dissatisfaction with the FCC's conclusions could result in requirements that the FCC impose greater or lesser regulations. It is also possible that the FCC will adopt a regulatory framework for IP telephony providers different than that applied to traditional common carriers. Several efforts have been made in the United States to enact federal legislation that would either regulate or exempt from regulation communications services provided over the Internet. Any change in the existing regulation of IP telephony by the FCC or Congress could materially adversely affect the Company's business, financial condition and results of operation.

   The Company cannot give any assurances that IP telephony will continue to be lightly regulated by the FCC and state regulatory agencies. Although the FCC has determined that, at present, information service providers, including IP telephony providers, are not telecommunications carriers, the Company cannot be certain that this position will continue.

   In the future, the FCC may require providers of Internet and IP telephony services to be subject to traditional common carrier regulation, make universal service contributions, and/or pay access charges. Increased regulation of the Internet may slow its growth. Such regulation may negatively impact the cost of doing business over the Internet and materially adversely affect the Company's business, operating results, financial condition and future prospects.

   In addition to the FCC and Congress, state regulatory authorities and legislators may assert jurisdiction over the provision of intrastate IP telephony services. Some states already have initiated proceedings to examine the regulation of such services.

Employees

   As of October 31, 2000, the Company had 22 employees, which are comprised of seven (7) technical, four (4) telecom-experienced veterans, and eleven (11) administrative positions.

Facilities

   The Company's executive office is located at 635 West Campbell Road, Suite 130 in Richardson, Texas, a suburb of Dallas, where it leases approximately 4,000 square feet of commercial space pursuant to a term lease that expires in the year 2003.

Litigation

   In a complaint filed on December 9, 1999 in the District Court of Tarrant County in the State of Texas, Teton Enterprises brought suit against DataVoN and Hugh Simpson. The complaint alleges that DataVoN owes the plaintiff, a former sales person doing business under a corporate name, certain commissions pursuant to a contract entered into between the parties. DataVoN has countersued the plaintiff for amounts owed by the plaintiff to DataVoN. The litigation is set for trial in July of 2001. Extensive discovery has been exchanged by both parties and pre-trial motion practice is the anticipated next step. No determination of the outcome is possible at this stage. The plaintiff alleges maximum economic damages in the amount of $4,222,970.54, which the Company believes is contradictory to the disclosures made by plaintiff regarding calculation of economic damages pled. DataVoN alleges in its counterclaim, among other claims pled, that the plaintiff owes DataVoN in excess of $200,000. Management of DataVoN can make no assurances as to the outcome of such litigation nor what effect it will have on the business of DataVoN or its financial condition. The defendants are defending the action vigorously.

         Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information, as of November 9, 2000, regarding beneficial ownership of Zydeco common stock and Series A convertible preferred stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock and Series A convertible preferred stock, (ii) each current director, nominee and executive officer of the Company, and (iii) all current officers and directors as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares. Except as otherwise indicated in the table below, the business address of each of the persons listed is c/o Zydeco Energy, Inc., 635 West Campbell Road, Suite 130, Richardson, Texas 75080.

                                                      Amount and
                                                      Nature of
                                                      Beneficial    Percentage
Name and Address of Beneficial Owner                 Ownership(1)    of Total
------------------------------------                 ------------   ----------
Hugh Simpson........................................  38,738,877(1)   77.53%(1)
James S. Holden.....................................           0         --
Marcia C. Kennedy...................................      37,750(2)       *
Amar Budarapu.......................................           0(3)      --
Robert E. Conn......................................           0         --
David G. Olson......................................           0         --
Robert A. Veschi....................................           0         --
Current directors and officers as a group...........  38,776,627(1)   77.61%(1)

--------
*  Less than 1%

(1) Based on 49,965,951 shares of Zydeco common stock outstanding as of November 9, 2000, and includes 7,190,000 shares of Zydeco common stock issuable upon conversion of the 7,190 shares of Zydeco Series A convertible preferred stock held by Mr. Simpson upon the adoption and approval of an amendment to Zydeco's Certificate of Incorporation to increase the authorized number of shares of Zydeco common stock. Mr. Simpson, as the majority stockholder of Zydeco, would have the power to cause such an amendment to be adopted and approved at the special meeting.

(2) Includes 22,500 shares of Zydeco common stock owned by Kenneco, Inc., a corporation whose shares are 100% owned by a trust, of which (a) Ms. Kennedy serves as trustee, and (b) certain beneficiaries of the trust are part of Ms. Kennedy's immediate family (as defined in Section 16 of the Exchange Act).

(3) Does not include options to purchase 92,010 shares of Zydeco common stock held by Mr. Budarapu, which are not exercisable within 60 days of November 9, 2000.

                                   Management

Directors, Officers and Key Employees

   The directors, executive officers and key employees of Zydeco, and their ages, as of October 31, 2000, are as follows:

 Name                              Age Position
 ----                              --- -----------------------------------
 Executive Officers and Directors:
    Hugh Simpson..................  42 President, Chief Executive Officer,
                                       Chairman, and Director
    James S. Holden...............  46 Chief Operating Officer
    Marcia C. Kennedy.............  49 Chief Financial Officer, Director
    Amar Budarapu.................  34 Director
    Robert E. Conn................  74 Director
    David G. Olson................  48 Director
    Robert A. Veschi..............  39 Director
 Key Employees:
    Chad Frazier..................  34 Vice President, Network Operations
    Greg Hahn.....................  48 Vice President
    Steve Weigman.................  38 Vice President--Finance

   Mr. Simpson founded DataVoN in 1997 and has served as its Chief Executive Officer, President and majority shareholder since June 2000. Upon consummation of the merger, Mr. Simpson assumed the role of Chief Executive Officer, President and a director of the Company. In 1991, Mr. Simpson founded Travel Com 800 Inc., a communications company serving military personnel for their calling card and wireless needs, where he worked until 1996 when Mr. Simpson sold the communications segment to one equity partner, and the wireless communications segment to another equity partner. Mr. Simpson's United States Marine Corp Reserve Unit was activated for duty in Operation Desert Shield and Storm in 1990, where he served until July 1991. Mr. Simpson was promoted to the rank of Lieutenant Colonel before joining the inactive roles in June 1999. From 1988 to 1990, Mr. Simpson was employed by International Telecharge, Inc. as a National Product Manager.

   Mr. Holden has served as Chief Operating Officer of the Company since September 2000. Prior to joining the Company, Mr. Holden was the Director of Access Planning for CapRock Telecommunications, where he was responsible for all domestic and international off-net facilities purchases, negotiating interconnects and rates, forecasting overbuilds and monitoring entrance facility usage. Mr. Holden was with CapRock Telecommunications from October 1999 to September 2000. From August 1979 to January 1999, Mr. Holden was with MCI Telecommunications, serving in a broad range of management positions, concluding his services as Senior Manager, Financial Operations, responsible for the day-to-day business relationship between MCI WorldCom and GTE.

   Ms. Kennedy has served as Chief Financial Officer of the Company since September 2000 and a director of the Company since October 2000. Ms. Kennedy is also Chairman and Chief Executive Officer of Kenneco, Inc., a holding company with investments in technology companies. From 1998 to 1999, Ms. Kennedy was the Chairman, President and Founder of Asset Growth Corporation, an acquisition enterprise formed in 1998 to acquire Internet companies providing brand name products and services to individual investors. The company was bought by Data Transmission Network Corporation following the successful completion of the company's initial acquisition. Ms. Kennedy served as Vice President for an online division of Reuters America in 1997, and as manager of the broker unit at Telescan, Inc. from 1993 to 1997, where she was responsible for contract negotiations with such brokerage firms as Charles Schwab & Co., Fidelity Investments, Quick & Reilly and AmeriTrade. From 1989 to 1991, Ms. Kennedy served as a senior manager at Pricewaterhouse, and from 1976 to 1981, she served as a senior manager at Arthur Andersen & Co.

   Mr. Budarapu has served as a director of the Company since October 2000. Since August 2000, Mr. Budarapu has served as a Director, General Counsel and Senior Vice President of CKX, Inc., a talent management company. From July 1993 to July 2000, Mr. Budarapu practiced law with Baker & McKenzie as a Partner and member of the firm's Securities, Mergers and Acquisitions and Global Securities Practice Groups. He also served as Managing Partner of the Houston office and as the Chairman of the Securities Practice Group. The primary areas of Mr. Budarapu's legal practice are securities and merger and acquisition law.

   Mr. Conn has served as a director of the Company since October 2000. Mr. Conn retired as Senior Counsel, specializing in telecommunications, mergers, and acquisitions, from the Washington, D.C. law firm of Shaw Pittman. Prior to joining this law firm, Mr. Conn served as Vice President, Regulatory Law, with MCI Communications from 1982 to 1984. From 1963 to 1982, Mr. Conn served as Chief Legal Officer of Western Union International, Inc. ("WUI") and also as its Executive Vice President in 1982, before its acquisition in 1982 by MCI Communications. At varying periods between 1982 and 1988, Mr. Conn served on the Boards of Directors of: WUI; WorldCom, Inc.; Houston International Teleport, Inc.; Satellite Transmission & Reception Specialists, Inc.; and Pointe Communications Corporation, formerly Charter Communications, Inc. and now Telescape International, Inc.

   Mr. Olson has served as a director of the Company since October 2000. Mr. Olson retired from Charter Communications International, Inc. (predecessor of Pointe Communications Corporation) in 1998, where he served as a director and held the positions of Chairman, President, Chief Executive Officer and Chief Operating Officer during various points in his tenure with the Company, beginning in 1994. Charter Communications International, Inc., now Telescape Communications, is a provider of local, long distance, Internet and other communications services primarily in the United States to Central and South America. From 1991 to 1992, Mr. Olson served as Chief Executive Officer of WorldCom, Inc., which was acquired by IDB Communications Group, Inc. in 1992. Mr. Olson served as a consultant to IDB from 1993-1994. Mr. Olson was also the founder, Chairman, Chief Executive Officer and President of Satellite Transmission and Reception Specialists, and the founder, Chairman, Chief Executive Officer and Chief Operating Officer of Houston International Teleport, Inc., global providers of voice, video and data services.

   Mr. Veschi has served as a director of the Company since October 2000. Mr. Veschi is currently the President, Chief Executive Officer and director of zeroplus.com, Inc., a global provider of Internet telephony services, where he has served in such capacity since February 2000. Mr. Veschi founded e-Net, Inc. (the predecessor of zeroplus.com), a provider of telecommunications products and patented voice over internet protocol solutions, in 1995. From 1990-1994, Mr. Veschi was Group President of I-Net, Inc.'s Advanced Technology division, where he was responsible for the design, construction, operation and maintenance of software and hardware management systems for their telecommunications network.

   Mr. Frazier has been Vice President of Network Operations for DataVoN since February 2000. Prior to joining DataVoN, Mr. Frazier was the Director of Technical Services for Revenue Communications, where he was responsible for engineering and constructing an SS7 based platform to perform various database query and response services. Since August 1994, Mr. Frazier has served as President of ABCO Service Company, which specializes in various outside plant operations throughout the Southwestern United States. From 1988 to 1994, Mr. Frazier worked with Intellicall, Inc. as Product Manager of several of that company's products and services.

   Mr. Hahn has been with DataVoN as Vice President of Sales since early 2000. Mr. Hahn has been in the telecommunications industry since 1977, when he started as a sales representative for MCI. Since that time, Mr. Hahn has been involved in several start-up ventures, including GTE Mobilnet and International Telecharge, Inc. Mr. Hahn was a Director of Carrier Support for USLD (now known as Qwest) from 1993 to 1995.

   Mr. Weigman has served as Vice President--Finance of DataVoN since March 2000. From 1995 to 2000, Mr. Weigman had his own accounting practice in the Dallas, Texas area, providing full accounting services to numerous companies, including DataVoN. From 1986 to 1995, Mr. Weigman was employed by James R. Knight P.C., a public accounting firm located in Dallas, Texas.

Committees

   The Company does not currently have standing audit, nominating or compensation committees of its Board of Directors.

Board and Committee Meetings

   During the fiscal year ended December 31, 1999, there were three meetings of the Board of Directors, one meeting of the audit committee of the Board of Directors, and one meeting of the compensation committee of the Board of Directors. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and its committees on which he served during the fiscal year ended December 31, 1999. In addition, the members of the Board of Directors and its committees acted at various times by unanimous written consent pursuant to Delaware law.

Compensation of Directors

   Directors who are also employees of the Company receive no compensation for serving on the Board of Directors. With respect to Directors who are not employees of the Company, the Company reimburses such non-employee directors for all travel and other expenses incurred in connection with attending Board of Directors and committee meetings. Non-employee directors are also eligible to receive stock option grants under the 2000 Plan.

                             Executive Compensation

   The following summary compensation table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of October 31, 2000 (collectively, the "named executive officers") for services rendered to the Company and its subsidiaries for the years ended December 31, 1999, 1998, and 1997:

                              Annual Compensation

                                                                   Other Annual
   Name And Position                           Year  Salary  Bonus Compensation
   -----------------                           ---- -------- ----- ------------
Hugh D. Simpson(1)............................ 1999 $200,000   --       --
 Chief Executive Officer, President            1998 $167,000   --       --
 and Chairman of the Board                     1997       --   --       --

James S. Holden............................... 1999      N/A  N/A      N/A
 Chief Operating Officer                       1998      N/A  N/A      N/A
                                               1997      N/A  N/A      N/A

Marcia C. Kennedy............................. 1999      N/A  N/A      N/A
 Chief Financial Officer                       1998      N/A  N/A      N/A
                                               1997      N/A  N/A      N/A

--------
(1) Mr. Simpson was appointed as Zydeco's Chief Executive Officer, President, Secretary, Chairman of the Board of Directors and Director, effective as of June 9, 2000, the closing date of the merger. Mr. Sam B. Myers, Jr. served in these capacities for Zydeco prior to the merger, and resigned from these positions, effective as of June 9, 2000. Mr. Myers earned $150,000 in salary from his positions with Zydeco for each of the years ended 1999, 1998 and 1997.

   The compensation figures provided above for Mr. Simpson reflect compensation earned from his positions with DataVoN for each of the years ended 1999, 1998 and 1997.

               Compliance with Section 16(a) of the Exchange Act

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file reports of their beneficial ownership and changes in ownership--Forms 3, 4 and 5, and any amendment thereto--with the Securities and Exchange Commission. Executive officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and any written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten percent holders have been complied with, except for: (i) one Form 3 filed late by James S. Holden, the Chief Operating Officer of the Company, (ii) one Form 3 filed late by Marcia C. Kennedy, the Chief Financial Officer and Director of the Company, (iii) one Form 3 filed late by Robert E. Conn, a Director of the Company, (iv) one Form 3 filed late by David G. Olson, a Director of the Company, and (v) one Form 3 filed late by Robert A. Veschi, a Director of the Company. The delinquent Form 3s have all been filed.

                 Certain Relationships and Related Transactions

   On May 1, 2000, DataVoN, a subsidiary of the Company, issued a note payable to Mr. Simpson in the amount of $250,000, secured against accounts receivable of DataVoN. The note bears interest at 9% per annum, and is due on demand but no later than January 15, 2001. The note was issued to Mr. Simpson for moneys advanced by Mr. Simpson to DataVoN for operating capital. The money advanced by Mr. Simpson to DataVoN occurred subsequent to a cash distribution made to Mr. Simpson in the amount of $400,000 to pay the estimated tax liability incurred by DataVoN during its Subchapter S status during taxable year 2000 and 1999.

   In 1999, the Company entered into capital leases with M.M. Simpson & Associates, P.C. and an agent of Fidelity National Title, both of which are related parties, for a vehicle, computers and office equipment that expire at various dates through 2003. At December 31, 1999, the gross amount of property and equipment and related accumulated amortization recorded under capital leases was $81,939. The lease terms for the property under capital leases range from 36 to 48 months.

                       Price Range of Zydeco Common Stock

   The Company's common stock, par value $.001, and the Company's publicly-traded warrants ("Warrants") have traded on the OTC Bulletin Board since May 25, 1999, The Nasdaq National Market from August 19, 1997 to May 24, 1999, and on the Nasdaq SmallCap Market from December 23, 1995 to August 19, 1997 under the symbols "ZNRG" and "ZNRGW". Prior to December 23, 1995, they were quoted on the OTC Bulletin Board under the symbols "TNER" and "TNERW", respectively. The high and low sales prices of the Company's common stock and the Warrants during each quarter are presented in the table below. The quotes represent "inter-dealer" prices without retail markups, markdown, or commissions and may not necessarily represent actual transactions.

                                                           Common
                                                            Stock     Warrants
                                                         ----------- -----------
                                                         High   Low  High   Low
                                                         ----- ----- ----- -----
Three Months Ended
  March 31, 1998........................................ 3.250 1.938 1.188 0.688
  June 30, 1998......................................... 2.875 1.500 1.000 0.250
  September 30, 1998.................................... 2.750 0.750 0.969 0.125
  December 31, 1998..................................... 1.297 0.500 0.391 0.047
Three Months Ended
  March 31, 1999........................................ 1.313 0.282 0.438 0.063
  June 30, 1999......................................... 0.250 0.125 0.125 0.010
  September 30, 1999.................................... 0.188 0.130 0.105 0.015
  December 31, 1999..................................... 0.160 0.063 0.030 0.001
Three Months Ended
  March 31, 2000........................................ 3.000 0.078 0.562 0.020
  June 30, 2000......................................... 3.063 0.875 0.437 0.093
  September 30, 2000.................................... 2.031 0.719 0.187 0.011

   The Company purchased 318,000 shares of treasury stock during the period November 1999 to January 2000 in the open market.

                                Dividend Policy

   The Company has never paid a cash dividend on its preferred stock or its common stock. The Company currently intends to retain its existing working capital and potential future earnings to finance the growth and development of its business and does not anticipate paying any cash dividends on its common stock in the foreseeable future. Any future change in the Company's dividend policy will be made at the discretion of the Board of Directors in light of the financial condition, capital requirements, earnings, and prospects of the Company and any restrictions under any credit agreements, as well as other factors the Board of Directors may deem relevant.

                    Description of the Company's Securities

General

   The Company is authorized to issue 50,000,000 shares of its common stock, par value $.001 per share, and 1,000,000 shares of its preferred stock, par value $.001 per share. As of November 9, 2000, there were 42,775,951 shares of the Company's common stock outstanding held by approximately 80 holders of record. The Company believes there are approximately 390 beneficial owners of the Company's common stock. As of November 9, 2000, there were 7,190 shares of the Company's Series A convertible preferred stock outstanding held by 1 holder.

Common Stock

   The holders of shares of the Company's common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then being elected. The holders of shares of the Company's common stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of shares of the Company's common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the shares of the Company's common stock. Holders of shares of the Company's common stock, as such, have no conversion, redemption, preemptive or other subscription rights. All of the outstanding shares of the Company's common stock are fully paid and nonassessable.

Preferred Stock

   The Company's Certificate of Incorporation authorizes the issuance of 1,000,000 shares of its preferred stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue shares of the Company's preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of shares of the Company's common stock. In addition, the shares of the Company's preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. There are 7,190 shares of the Company's Series A convertible preferred stock currently outstanding. Each of the 7,190 shares of the Company's Series A convertible preferred stock will be entitled to 1,000 votes on all matters and will vote with the Company's common stock, except as required by law.

Redeemable Common Stock Purchase Warrants

   Each Redeemable Common Stock Purchase Warrant (a "Redeemable Warrant") entitles the registered holder to purchase one share of the Company's common stock for $5.50, subject to adjustment in certain circumstances. The Redeemable Warrants expire on December 13, 2000. The Company may call the Redeemable Warrants for redemption, in whole and not in part, at a price of $.01 per Redeemable Warrant at any time if the last sale price of the shares of the Company's common stock has been at least $10.00 per share for the 20 consecutive trading days ending on the third day prior to the date on which the notice of redemption is given. The notice of redemption must be given at least 30 days in advance of the redemption date. The holders of Redeemable Warrants have exercise rights until the close of business on the redemption date.

   The exercise price, number of shares of the Company's common stock issuable on exercise of the Redeemable Warrants and redemption price are subject to adjustment in certain circumstances including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation of the Company. However, the Redeemable Warrants are not subject to adjustment for issuances of shares of the Company's common stock at a price below their exercise price.

   The Company has the right, in its sole discretion, to extend the expiration date of the Redeemable Warrants.

   The Redeemable Warrants are quoted on the OTC Bulletin Board. As of the date of this proxy statement, there are 3,300,000 Redeemable Warrants outstanding.

1995 Bridge Warrants

   The Company issued a total of 225,028 warrants (the "1995 Bridge Warrants") to certain persons. The terms and conditions of the 1995 Bridge Warrants are substantially the same as the terms and conditions of the Redeemable Warrants except as described in this paragraph. The exercise price for the 1995 Bridge Warrants is $5.33 per share, and they include a "cashless" exercise right pursuant to which the 1995 Bridge Warrants may be surrendered in order to pay the exercise price on other 1995 Bridge Warrants. In addition, the 1995 Bridge Warrants may not be redeemed by the Company. The 1995 Bridge Warrants were not registered with the Securities and Exchange Commission.

1997 Underwriter Warrants

   The Company issued warrants entitling the holders thereof to purchase 320,000 shares of common stock on August 26, 1997 (the "Underwriter Warrants"). Each Underwriter Warrant entitles the registered holder to purchase one share of common stock of the Company for $5.10, subject to adjustment in certain circumstances. The Underwriter Warrants expire on August 26, 2002.

   The exercise price and number of shares of Company common stock issuable on exercise of the Underwriter Warrants are subject to adjustment in certain circumstances including in the event of a stock dividend, reclassification, merger or consolidation of the Company. The exercise price for the Underwriter Warrants includes a "cashless" exercise right pursuant to which the Underwriter Warrants may be surrendered in order to pay the exercise price on other Underwriter Warrants. The Underwriter Warrants were not registered with the Securities and Exchange Commission.

   Changes in and Disagreements with Accountants on Accounting and Financial
                                   Disclosure

   In December, 1999, the Company decided to replace Arthur Andersen LLP ("Andersen") as its independent accountants to audit its financial statements for economic reasons. Andersen's reports on the Company's financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion; however, the report included in the 1998 Form 10-K was modified to disclose uncertainties regarding the Company's ability to continue as a going concern. The decision to change accountants was approved by the Company's Board of Directors on December 31, 1999. During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was based on the comparative cost of the audit services provided by Andersen and its replacement, the firm of Hein + Associates LLP ("Hein"). The Company requested that Andersen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed with the Commission.

   The Company engaged Hein to serve as the Company's independent accountants as of January 21, 2000. At the time of its engagement, Hein had not been consulted during the two most recent fiscal years or any subsequent interim period on any matters relating to accounting principles or a specific transaction, either completed or proposed.

   Effective August 4, 2000, the Company dismissed Hein as the Company's independent accountant. None of the reports of Hein on the financial statements during the past fiscal year contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's engagement of Hein, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hein's satisfaction would have caused Hein to make reference to the subject matter of the disagreement in connection with its report. The Company requested that Hein furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed with the Commission.

   On August 4, 2000, the Company engaged KPMG LLP ("KPMG"), to serve as the Company's independent accountant and auditor for future periods. Prior to August 4, 2000, KPMG had served as the independent auditor for DataVoN. Except for consultation with matters relating to DataVoN, during the Company's two most recent fiscal years and the subsequent interim period preceding this engagement of KPMG, neither the Company nor anyone on its behalf has consulted with KPMG regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company that was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

   The Company's dismissal of Hein and engagement of KPMG was approved and ratified by the Company's Board of Directors. The Company does not have an audit committee of the Board of Directors.

   A representative of KPMG is expected to be present at the special meeting to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

                                    Experts

   The financial statements of DataVoN as of December 31, 1999 and 1998, and for each of the years then ended, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Hein + Associates LLP, independent auditors, have audited the financial statements of Zydeco as of December 31, 1999 and for the year ended December 31, 1999. These financial statements are included herein in reliance on their report, given on their authority as experts in accounting and auditing.

   Arthur Andersen LLP, independent auditors, have audited the financial statements of Zydeco as of December 31, 1998 and for the year ended December 31, 1998. These financial statements are included herein in reliance on their report, given on their authority as experts in accounting and auditing.

                           Forward-Looking Statements

   The information in this proxy statement includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933,
Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. The Company includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements the Company makes. The forward-looking statements in this proxy statement reflect the Company's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, loss of key customers and/or personnel, significant competition, regulatory changes and other risks and uncertainties that could cause the Company's actual results to differ materially from its historical results or those that the Company hopes to achieve. In this proxy statement, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this proxy statement. The Company undertakes no obligation to announce publicly revisions the Company makes to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this proxy statement. All written and oral forward-looking statements made subsequent to the date of this proxy statement and attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this section.

                      Where You Can Find More Information

   The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Securities and Exchange Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at www.sec.gov.

   The SEC allows the Company to "incorporate by reference" information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain information about the Company and its financial condition.

  1. Annual Report on Form 10-KSB for the year ended December 31, 1999.
  2. Current Report on Form 8-K filed on February 2, 2000.
  3. Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000.
  4. Current Report on Form 8-K filed on May 24, 2000.
  5. Current Report on Form 8-K filed on June 19, 2000.
  6. Current Report on Form 8-K filed on August 8, 2000.
  7. Current Report on Form 8-K/A-1 filed on August 16, 2000.
  8. Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000.
  9. Current Report on Form 8-K filed on October 10, 2000.
 10. Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000.

   If you are a stockholder, the Company may already have sent you some of the documents incorporated by reference, but you can obtain any of them through the Company, the SEC or the SEC's Internet world wide web site as described above. Documents incorporated by reference are available from the Company without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. Please direct requests to:

                                  DataVoN Inc.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080
                              Tel: (972) 783-0284
                            Attn: Investor Relations

   If you would like to request documents from the Company, please do so by , 2000 to receive them before the special meeting.

   You should rely only on the information contained or incorporated by reference in this proxy statement to vote on the transactions. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated
               , 2000. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

                                 Other Matters

   The Company's management is not aware of other matters which may come before the special meeting. The persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the special meeting. A majority of those votes present at the special meeting cast in favor of any such matter will result in the passage of such matter.

               Proposals of Stockholders for 2001 Annual Meeting

   Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 635 West Campbell Road, Suite 130, Richardson, Texas 75080, no later than December 15, 2000. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

   If a stockholder of the Company wishes to present a proposal before the 2001 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than December 15, 2000. If a stockholder fails to provide timely notice of a proposal to be presented at the 2001 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By the Order of the Board of
                                           Directors,

                                          /s/ James D. Nickell
                                          -------------------------------------
                                          James D. Nickell, Secretary

Richardson, Texas
     , 2000

                                                                        ANNEX I

                              DTVN HOLDINGS, INC.

                  2000 STOCK OPTION AND RESTRICTED STOCK PLAN

                          Effective            , 2000

                                   SECTION 1

                           ESTABLISHMENT AND PURPOSE

   This Plan is established to (i) offer selected, directors, officers, Employees and Consultants of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) provide the Company an opportunity to attract, retain and motivate the best available personnel for positions of substantial responsibility and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and
(ii) shares of Restricted Stock. Options granted under this Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

                                   SECTION 2

                                  DEFINITIONS

   "Board of Directors" shall mean the board of directors of the Company, as duly elected from time to time.

   "Change in Control" shall mean such time as either (i) any "person", as such term is used in Section 14(d) of the Exchange Act (other than the Company, a wholly-owned subsidiary of the Company, any employee benefit plan of the Company or its Subsidiaries or Mr. Hugh Simpson together with his affiliates (as such term is defined in Rule 12b-2 of the Exchange Act)) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act (or any successor rule), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's common stock or (ii) individuals who constitute the Board of the Directors on the effective date of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for the director without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person was a member of the Incumbent Board.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

   "Committee" shall mean the Stock Option Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

   "Company" shall mean DTVN Holdings, Inc., a Delaware corporation.

   "Consultant" shall mean any individual that is expressly designated as a consultant of the Company or its Subsidiaries by the Committee in its sole discretion.

   "Covered Employee" shall mean an individual who, on the last day of the taxable year, is the chief executive officer of the Company or any one of the four most highly compensated officers of the Company other than the chief executive, as described in Section 162(m)(e) of the Code.

   "Date of Grant" shall mean the date on which the Committee resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

   "Disinterested Director" shall mean a member of the Board of Directors who is both (i) a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time and (ii) an Outside Director, within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time.

   "Employee" shall include every individual performing Services to the Company or its Subsidiaries other than as a Consultant and only if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in
Section 3401(c) of the Code and the regulations thereunder.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

   "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than the par value per Share.

   "Fair Market Value" shall mean the closing price of the shares on the national securities exchange on which the Shares are listed (if the shares are so listed) as reported in the Wall Street Journal on the applicable date (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or on the NASDAQ National Market System (if the Shares are regularly quoted thereon), or, if not so listed or regularly quoted, the mean of the closing bid and asked prices of the securities in the over-the-counter market, on the applicable date or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

   "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of Section 422 of the Code.

   "Nonstatutory Option" shall mean any Option granted by the Committee that is not an ISO.

   "Option" shall mean either an ISO or Nonstatutory Option, as the context requires, granted under this Plan.

   "Optionee" shall mean a Participant who holds an Option.

   "Participants" shall mean those individuals described in Section 1 of this Plan selected by the Committee who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

   "Performance Goals" shall have that meaning set forth in Section 3(c)(xii) of the Plan.

   "Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of more than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that Section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

   "Plan" shall mean this DTVN Holdings, Inc. 2000 Stock Option and Restricted Stock Plan, as amended from time to time.

   "Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

   "Plan Maximum" shall have that meaning set forth in Section 5(a) of this Plan.

   "Restricted Stock" shall have that meaning set forth in Section 7(a) of this Plan.

   "Restricted Stock Account" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

   "Restricted Stock Criteria" shall have that meaning in Section 7(a)(iv) of this Plan.

   "Restriction Period" shall have that meaning in Section 7(a)(iii) of this Plan.

   "Services" shall mean services rendered to the Company or any of its Subsidiaries by a Participant.

   "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

   "Stock" shall mean the Common Stock of the Company, par value $.001 per share.

   "Stock Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

   "Subsidiary" shall mean any corporation as to which more than fifty (50%) percent of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

   "Ten-Percent Shareholder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in Section 424 of the Code, as amended. For purposes of this definition of "Ten Percent Shareholder" the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

   "Vest Date" shall have that meaning in Section 7(a)(v) of this Plan.

                                   SECTION 3

                                ADMINISTRATION

(a) General Administration. This Plan shall be administered by the Board of Directors or the Committee (as the Board of Directors in its sole discretion shall determine); provided, if the Plan is to be administered by the Committee, then the Committee shall consist of at least two persons, each of whom shall be Disinterested Directors. For purposes of the Plan, the Board of Directors acting in this capacity or the Committee shall be referred to as the "Committee." The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

(b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

(c) Authority of Committee. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and the Code and shall have absolute and final authority, subject to the provisions of the Plan, to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business including without limitation the authority to take the following actions:

     (i) To interpret this Plan and to apply its provisions;

     (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

     (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

     (iv) To determine when Plan Awards are to be granted under this Plan;

     (v) To select the Optionees and Participants;

     (vi) To determine the number of Shares to be made subject to each Plan
  Award;

     (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation, the Exercise Price, the vesting schedule and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

     (viii) To amend or cancel any outstanding Stock Option Agreement (other than the Exercise Price) or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement, or accelerate the vesting of any Plan Award;

     (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

     (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

     (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise;

     (xii) To establish performance goals ("Performance Goals") in connection with any grant of Restricted Stock, which Performance Goals may be based on earnings, market share, revenue, net profits, stock price, return on capital, operating margins, general and administrative expenses, or refinements of these measures; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per share data or results computed independently or with respect to a peer group; and

     (xiii) To take any other actions deemed necessary or advisable for the administration of this Plan.

   All interpretations and determinations of the Committee made with respect to the administration and interpretation of the Plan and the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. The provisions and conditions of the Plan Awards need not be the same with respect to each Optionee or Participant or with respect to each Plan Award. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

   (d) Holding Period. The Committee may in its sole discretion require as a condition to the granting of any Plan Award, that a Participant hold the Plan Awards for a period of six months following the date of such acquisition. This condition shall be satisfied with respect to an Option if at least six months elapse from the date of acquisition of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying equity security.

   (e) Compliance with Section 162(m) of the Code. It is intended that the granting of the Plan Award that affects a Covered Employee will qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                                   SECTION 4

                                  ELIGIBILITY

   (a) General Rule. Subject to the limitations set forth in subsection b below or elsewhere in this Plan, Participants shall be eligible to participate in this Plan.

   (b) Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

                                   SECTION 5

                            SHARES SUBJECT TO PLAN

   (a) Basic Limitation. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed 7.0 million (7,000,000) Shares, subject to adjustment pursuant to Section 9 of this Plan (the "Plan Maximum"). The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

   (b) Additional Shares. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                                   SECTION 6

                        TERMS AND CONDITIONS OF OPTIONS

   (a) Term of Option. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Shareholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

   (b) Exercise Price and Method of Payment.

     (i) Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Stock Option Agreement; provided, however, in the case of an ISO granted to any Optionee and a Nonstatutory Option to an Optionee who is also a Covered Employee, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Shareholder on the Date of Grant).

     (ii) Payment of Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee under Section 3(c) of this Plan.

   (c) Exercise of Option.

     (i) Procedure for Exercise; Rights of Shareholder. Any Option granted hereunder shall be exercisable at such times under such conditions as shall be determined by the Committee including, without limitation performance criteria with respect to the Company and/or the Optionee and in accordance with the terms of this Plan. To the extent that Options granted hereunder are ISOs, the Committee shall designate such Options as ISOs in the written instrument evidencing such Option. If the written instrument does not designate the Options as ISOs, then the Option shall be a Nonstatutory Option.

   An Option may not be exercised for a fraction of a Share.

   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under Section 6(b)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

   Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

     (ii) Termination of Status as an Employee or Consultant. Except as provided in Subsections 6(c)(iii) and 6(c)(iv) below, an Optionee holding an Option who ceases to be an Employee, a Consultant or a director of the Company may, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) thirty (30) days after the date such Optionee ceases to be an Employee, a Consultant or a director, exercise the Option to the extent that the Optionee was entitled to exercise it on such date; provided, however, that in the event the Optionee is an Employee and is terminated without cause (as determined in the sole discretion of the Committee) then the thirty (30) day period described in this sentence shall be automatically extended to ninety (90) days (and in the case of a Nonstatutory Option, such period shall be automatically extended to six (6) months), unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to be an Employee, a Consultant or a director.

     (iii) Permanent and Total Disability. Notwithstanding the provisions of
  Section 6(c)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part notwithstanding that such Option may not be fully exercisable, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

     (iv) Death of an Optionee. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee, Consultant or, director (and, for ISOs, the Optionee had been an Employee since the Date of Grant), the Option may be exercised in whole or in part notwithstanding that such Option may not have been fully exercisable on the date of the Optionee's death, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

   (d) Non-Transferability of Options. Except as may be permitted by the Committee in its sole discretion, any Option granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process. During the Optionee's lifetime, any Option granted under this Plan can only be exercised by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

   (e) Time of Granting Options. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Committee's determination to grant an Option to a Participant, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Participant within a reasonable time after the Date of Grant.

   (f) Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option; provided that the Committee may, in its sole discretion, and without the consent of the Optionee or any other person, reduce the exercise price of all or any part of any Option or accelerate the vesting of all or part of any Option.

   (g) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

   (h) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Nonstatutory Options.

   (i) Leaves of Absence. Leaves of absence approved by the Committee which conform to the policies of the Company shall not be considered termination of employment until the employer-employee relationship, as defined under the Code or the regulations promulgated thereunder, ends or, if earlier, the leave of absence period expires and the individual fails to return to active employment with the Company.

   (j) Limitation on Grants of Plan Awards to Covered Employees. The total number of Shares for which Options may be granted and which may be awarded as Restricted Stock to any Covered Employee during any calendar year period shall not exceed twenty-five percent (25%) of the Plan Maximum in the aggregate.

   (k) Disqualifying Dispositions. The Stock Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code and the regulations promulgated thereunder, of any share or shares issued to him pursuant to the exercise of the ISO within the two-year period commencing on the day after the Date of Grant of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

   (l) Withholding Taxes. The Committee shall require an Optionee to pay to the Company at the time of exercise of an Option the amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon the exercise of an Option requiring tax withholding, an Optionee may either pay such taxes in cash or make a written election to have Shares withheld by the Company from the shares otherwise to be received by the Optionee. The acceptance of any such election by an Optionee shall be at the sole discretion of the Committee. In addition, the Committee may require the Company to withhold Shares from the Shares otherwise to be received by an Optionee upon exercise of an option. The number of Shares withheld pursuant to this paragraph shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

   (m) Return of Proceeds.

     (i) The Committee, in its discretion, may include as a term of any Optionee's stock option agreement a provision that, if within one year after ceasing to be an Employee or Consultant (whether voluntarily or involuntarily), an Optionee shall, directly or indirectly, engage in an activity that competes with the business of the Company or a Subsidiary as conducted at the time the Optionee ceased to be an Employee or Consultant (as determined by the Board of Directors in its sole discretion and good faith) and such Optionee had exercised Options within six months before or after the date the Optionee ceased to be an Employee or Consultant, the Optionee shall be required to remit to the Company in good funds within 5 business days of receipt of written demand therefore an amount equal to the excess of (A) the Fair Market Value per share of Stock on the date of exercise of such Option(s) multiplied by the number of shares with respect to which the Options were exercised over (B) the aggregate option exercise price for such number of shares of Stock (the "Proceeds").

     (ii) The Committee, in its discretion, may include as a term of any Optionee's stock option agreement a provision requiring the remittance by an Optionee to the Company in good funds within 5 business days of receipt of written demand therefore of Proceeds by an Optionee that has exercised Options within six months before or after the date the Optionee ceased to be an Employee or Consultant (whether voluntarily or involuntarily). The Committee shall have the authority in its discretion to include such other conditions and/or terms in an Optionee's stock option agreement that it deems appropriate or desirable in furtherance of the foregoing provisions.

   (n) Grants of Options to Non-Employee Directors. Subject to the terms and conditions of this Section 6(n), each Non-Employee Director of the Company shall, subject to the terms of the Plan, be granted on his or her appointment to the Board of Directors or on the approval of this Plan by the stockholders of the Company, whichever occurs later, a grant of Options to purchase 100,000 Shares. Unless otherwise provided in the applicable Stock Option Agreement, each Option granted pursuant to this Section 6(n) shall become exercisable as to one-twelfth of the Shares subject to Options at the end of each full calendar quarter following the date of grant of the Options, beginning with the end of the first full calendar quarter following the date of grant of the Option, and would have an exercise price per share equal to the Fair Market Value of the Stock on the date of grant; provided, however, that such Non-Employee Director must be serving as a Non-Employee Director of the Company on the last day of such quarter for such option to vest.

                                   SECTION 7

                               RESTRICTED STOCK

   (a) Authority to Grant Restricted Stock. The Committee shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

     (i) Nature of Grant. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

     (ii) Restricted Stock Account. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

     (iii) Restrictions. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee, which may include the achievement of any Performance Goals established by the Committee.

     (iv) Restricted Stock Criteria. At the time of each grant of Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets (which may include any Performance Goals established by the Committee) and/or holding period requirements (the "Restricted Stock Criteria"). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and (x) the number of Shares of Restricted Stock that may be earned, and (y) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to such grant.

     (v) Vesting. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

     (vi) Dividends. The Committee may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

     (vii) Termination of Services. If a Participant (x) with the consent of the Committee, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Committee in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

     (viii) Certificates. The Committee may legend the certificates representing the Restricted Stock to give appropriate notice of the applicable terms, conditions and restrictions thereof, as well as any applicable restrictions under applicable Federal or state securities laws, and may deposit such certificates with the Secretary of the Company pending vesting of the Restricted Stock.

   (b) Deferral of Payments.

   The Committee may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Committee shall determine the terms and conditions of such deferral in its sole discretion.

                                   SECTION 8

                              ISSUANCE OF SHARES

   As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until: (1) the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax, (2) the Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the Shares are listed have been satisfied, and (3) the Company has determined that any other applicable provision of state or federal law, including without limitation applicable state securities laws, has been satisfied. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                                   SECTION 9

             CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

   (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

   (b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

   In the event of a Reorganization, then, as a condition of such Reorganization, lawful and fair provision shall be made whereby the Option holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Plan and the stock option agreements and in lieu of the shares of Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Options, had such Reorganization not taken place, and in such event appropriate provision shall be made with respect to the rights and interests of the Option holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the exercise price and of the number of shares purchasable upon the exercise of such Options) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.

   The term "Reorganization" as used in this Subsection 9(b) shall mean any merger, consolidation, sale of all or substantially all of the assets of the Company, sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, or other similar event.

   (c) Limitation on Rights of Optionee. Except as expressly provided in this
Section 9, no Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Company of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Company shall enter into a transaction affecting the Company's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall revise the terms of each Option in a manner the Committee deems fair and reasonable in its sole discretion given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option in whole or in part, including exercise as to shares of Stock to which the Option would not otherwise be exercisable.

   (d) Change in Control. Subject to Section 9(b), in the event there occurs a Change of Control, (i) the Optionees shall have the right to exercise from and after the date of the Change in Control the Option held by such Optionee in whole or in part notwithstanding that such Option may not be fully exercisable, and (ii) any and all restrictions on any Restricted Stock credited to a Restricted Stock Account shall lapse and such stock shall immediately vest in the Participants notwithstanding that the Restricted Stock held in such account was unvested.

   (e) Stock Dividend; Distribution of Assets. In the event of a stock dividend or other distribution of assets by the Company to the holders of the Stock which is not covered by any provision of this Section 9, the Option holders shall be entitled thereafter to receive upon exercise of the Option the kind and amount of such distribution, whether cash, shares of stock or other securities or assets, which the Option holder would have been entitled to receive after the occurrence of such event had this Option been exercised immediately prior to such event.

   (f) No Restriction on Rights of Company. The grant of an Option shall not affect or restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                                  SECTION 10

                             NO EMPLOYMENT RIGHTS

   No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                                  SECTION 11

               TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

   (a) Effective Date; Term of Plan. This Plan shall become effective as determined by the Board of Directors, but no Options granted under this Plan shall be exercised and no grants of Restricted Stock shall have their restrictions lapse unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 11.

   (b) Amendment and Termination. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 9 of this Plan, shall require approval of the holders of a majority of the outstanding Shares entitled to vote.

   (c) Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

                                  SECTION 12

                                 GOVERNING LAW

   THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                  SECTION 13

                                     OTHER

   (a) Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Stock are issued to him.

   (b) Indemnification. No member of the Board of Directors or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board of Directors or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

   (c) Nonuniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

   (d) Severability. If any of the terms or provisions of this Plan, or awards made under this Plan, conflict with the requirements of Section 162(m) or
Section 422 of the Code with respect to awards subject to or governed by
Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of
Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provisions required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein.

   (e) Effect on Other Plans. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

   (f) Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

   (g) Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

   (h) No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any award granted under the Plan, or any rule, regulation or procedure established by the Committee.

   (i) Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

   (j) Plan Provisions Control. The terms of the Plan govern all awards granted under the Plan, and in no event will the Committee have the power to grant any award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

   (k) Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

                                                                      EXHIBIT A

                         Independent Auditors' Report

The Board of Directors
DataVoN, Inc.:

   We have audited the accompanying balance sheets of DataVoN, Inc. (formerly HR Partners, Inc.) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DataVoN, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Dallas, Texas
May 4, 2000

                                 DATAVON, INC.
                          (Formerly HR Partners, Inc.)

                                 Balance Sheets

                           December 31, 1999 and 1998

                          ASSETS                              1999      1998
                          ------                           ---------- --------
Current assets:
  Cash and cash equivalents............................... $  394,740 $159,996
  Accounts receivable.....................................    621,535  302,949
  Vendor deposit (note 4).................................    360,000  360,000
  Deferred tax asset......................................     16,947    8,725
  Other...................................................     29,889    9,203
                                                           ---------- --------
    Total current assets..................................  1,423,111  840,873
Certificates of deposit...................................     96,290       --
Property and equipment, net (note 2)......................    147,845   17,244
                                                           ---------- --------
                                                           $1,667,246 $858,117
                                                           ========== ========
      LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
      ----------------------------------------------
Current liabilities:
  Accounts payable........................................ $  305,375   54,262
  Unearned revenue........................................    493,882  255,576
  Accrued liabilities and other...........................    326,108  232,650
  Customer deposit (note 4)...............................    360,000  360,000
  Notes payable to related parties (note 6)...............         --   51,828
  Current installments of obligations under capital leases
   (note 5)...............................................     22,432       --
                                                           ---------- --------
    Total current liabilities.............................  1,507,797  954,316
Obligations under capital leases, excluding current
 installments (note 5)....................................     61,049       --
                                                           ---------- --------
    Total liabilities.....................................  1,568,846  954,316
Stockholder's equity (deficit):
  Common stock, no par value; 1,000,000 shares authorized,
   issued and outstanding in 1999 and 1998................      1,000    1,000
  Retained earnings (accumulated deficit).................     97,400  (97,199)
                                                           ---------- --------
    Total stockholder's equity (deficit)..................     98,400  (96,199)
                                                           ---------- --------
Commitments and contingencies (notes 2, 5 and 9).......... $1,667,246 $858,117
                                                           ========== ========

                See accompanying notes to financial statements.

                                 DATAVON, INC.
                          (Formerly HR Partners, Inc.)

                              Statements of Income

                 For the years ended December 31, 1999 and 1998

                                                            1999       1998
                                                         ---------- ----------
Net service revenue..................................... $8,273,472 $2,226,703
Costs and expenses:
  Cost of services......................................  6,059,472  1,093,756
  Selling and marketing.................................    692,525    501,666
  General and administrative............................    673,880    331,134
  Depreciation and amortization.........................     16,072      2,099
                                                         ---------- ----------
    Total costs and expenses............................  7,441,949  1,928,655
                                                         ---------- ----------
    Operating income....................................    831,523    298,048
Interest income.........................................     33,509      6,792
Interest expense........................................     21,729      6,295
                                                         ---------- ----------
    Income before state income tax......................    843,303    298,545
State income tax (note 7)...............................     37,356     13,558
                                                         ---------- ----------
    Net income.......................................... $  805,947 $  284,987
                                                         ========== ==========
Net income per common share--basic and diluted.......... $     0.81 $     0.28
                                                         ========== ==========
Weighted average common shares outstanding--basic and
 diluted................................................  1,000,000  1,000,000
                                                         ========== ==========
Pro forma data (unaudited) (note 11):
  Income taxes.......................................... $  310,395 $  111,382
  Net income............................................ $  532,908 $  187,163
                                                         ========== ==========
  Net income per common share--basic and diluted........ $     0.01         --
                                                         ========== ==========
Weighted average common shares outstanding--basic and
 diluted................................................ 39,813,855 39,813,855
                                                         ========== ==========


                See accompanying notes to financial statements.

                                 DATAVON, INC.
                          (Formerly HR Partners, Inc.)

                  Statements of Stockholder's Equity (Deficit)

                 For the years ended December 31, 1999 and 1998

                                                                      Total
                                       Common stock    Retained   stockholder's
                                     ----------------- earnings      equity
                                      Shares   Amount  (deficit)    (deficit)
                                     --------- ------- ---------  -------------
Balance at December 31, 1997........ 1,000,000 $ 1,000 $      --    $   1,000
Net income..........................        --      --   284,987      284,987
Dividend payments...................        --      --  (382,186)    (382,186)
                                     --------- ------- ---------    ---------
Balance at December 31, 1998........ 1,000,000   1,000   (97,199)     (96,199)
Net income..........................        --      --   805,947      805,947
Dividend payments...................        --      --  (611,348)    (611,348)
                                     --------- ------- ---------    ---------
Balance at December 31, 1999........ 1,000,000 $ 1,000 $  97,400    $  98,400
                                     ========= ======= =========    =========



                See accompanying notes to financial statements.

                                 DATAVON, INC.
                          (Formerly HR Partners, Inc.)

                            Statements of Cash Flows

                 For the years ended December 31, 1999 and 1998

                                                             1999       1998
                                                          ----------  ---------
Cash flows from operating activities:
  Net income............................................  $  805,947  $ 284,987
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization.......................      16,072      2,099
    Changes in assets and liabilities:
      Accounts receivable...............................    (318,586)  (302,949)
      Customer deposit..................................          --    360,000
      Accounts payable and accrued liabilities..........     344,571    286,912
      Unearned revenue..................................     238,306    255,576
      Vendor deposit....................................          --   (360,000)
      Deferred tax assets...............................      (8,222)    (8,725)
      Other current assets..............................     (20,686)    (9,203)
                                                          ----------  ---------
        Net cash provided by operating activities.......   1,057,402    508,697
                                                          ----------  ---------
Cash flows from investing activities:
  Purchase of certificates of deposit...................     (96,290)        --
  Capital expenditures..................................     (54,367)   (19,343)
                                                          ----------  ---------
        Net cash used in investing activities...........    (150,657)   (19,343)
                                                          ----------  ---------
Cash flows from financing activities:
  Proceeds from notes payable to related parties........          --     61,728
  Payments on notes payable to related parties..........     (51,828)    (9,900)
  Borrowings on line of credit..........................     174,250         --
  Payments on line of credit............................    (174,250)        --
  Principal payments on obligations under capital
   leases...............................................      (8,825)        --
  Payment of common stock subscription..................          --      1,000
  Payments of dividends.................................    (611,348)  (382,186)
                                                          ----------  ---------
        Net cash used in financing activities...........    (672,001)  (329,358)
                                                          ----------  ---------
Net increase in cash and cash equivalents...............     234,744    159,996
Cash and cash equivalents at beginning of year..........     159,996         --
                                                          ----------  ---------
Cash and cash equivalents at end of year................  $  394,740  $ 159,996
                                                          ==========  =========
Supplemental disclosure of cash flow information:
  Cash paid during the year for interest................  $    4,045  $     400
                                                          ==========  =========
  Cash paid during the year for income taxes............  $    7,259  $      --
                                                          ==========  =========
Non-cash investing activity--capital leases for property
 and equipment..........................................  $   92,306  $      --
                                                          ==========  =========

                See accompanying notes to financial statements.

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                         Notes to Financial Statements

                          December 31, 1999 and 1998

(1) Summary of Significant Accounting Policies

   (a) Formation, Organization and Description of Business

     DataVoN, Inc., a Subchapter S corporation, (the Company) was formed in November 1997 for the purpose of becoming a provider of high-quality Internet protocol bandwidth capacity to a number of major domestic and international carriers and IP providers desiring to employ the benefits of Voice over Internet Protocol (VoIP) technology and networking. The Company began operations in January 1998. The Company changed its name from HR Partners, Inc. to DataVoN, Inc. in January 2000.

     The Company currently has its headquarters in Richardson, Texas, and operates Internet Protocol Terminations in Texas, Colorado, Georgia, California and Florida.

   (b) Cash Equivalents and Certificates of Deposit

     For purposes of the statement of cash flows, the Company considers all demand deposits, time deposits and other highly liquid investments with an initial maturity of less than ninety days to be cash equivalents.

     Certificates of deposit are classified as available-for-sale and are carried at fair value, which approximates cost.

   (c) Property and Equipment

     Property and equipment are recorded at cost. Maintenance and repairs are charged against income as incurred, while renewals and major replacements are capitalized. The cost and related accumulated depreciation of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in operations. Property and equipment under capital leases are stated at the present value of minimum lease payments.

     The Company provides depreciation on fixed assets using the straight-line method over the estimated useful lives of the respective assets. Property and equipment held under capital leases are amortized straight line over the shorter of the lease term or estimated useful life of the asset.

   (d) Income Taxes

     As a Subchapter S corporation, the federal income tax liability incurred as a result of the Company's earnings are the responsibility of its stockholder. Therefore, no federal income taxes are provided in the Company's financial statements. The Company makes distributions to its stockholder to pay federal income taxes owed by the stockholder related to the Company's taxable income.

     State income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                  Notes to Financial Statements--(Continued)

                          December 31, 1999 and 1998

   (e) Revenue Recognition

     The Company generally bills for its services based on capacity made available to its customers, rather than actual usage. Service based on capacity is generally billed monthly in advance. Revenue from service billed in advance is deferred and recognized as revenue when earned. Service based on actual usage is recognized as revenue when earned and is billed monthly in arrears.

     The Company may incur incremental costs to establish new connections with customers. In these situations, the Company will charge its customers a set up fee for the new connections. The Company defers these set up fees, net of incremental set-up costs, and recognizes them ratably as revenue over the initial service commitment period for the new connection, which is generally one year.

   (f) Impairment of Long-lived Assets and Long-lived Assets to Be Disposed Of

     Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

   (g) Use of Estimates

     Management of the Company has made a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

   (h) Net Income per Share

     Basic and diluted net income per common share was determined by dividing net income by the weighted average common shares outstanding during the period. The Company had no potential common shares outstanding during 1999 and 1998.

   (i) Fair Value of Financial Instruments

     Financial instruments consist principally of cash equivalents, certificates of deposit, accounts receivable, accounts payable and short-term notes payable. The estimated fair value of these instruments (excluding short-term notes payable) approximates their carrying value. The estimated fair value of short-term notes payable (see note 6) cannot be determined without incurring excessive costs due to the related party nature of the instruments.

   (j) Concentrations of Credit Risk

     The Company's customers are primarily well-established long distance carriers throughout the United States. Two non-affiliated customers comprised 70% and 24% of revenues during 1998, and comprised 71% and 20% of accounts receivable at December 31, 1998. Two non-affiliated customers comprised 68% and 23% of revenues during 1999, and 36% and 57% of accounts receivable at December 31, 1999.

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                  Notes to Financial Statements--(Continued)

                          December 31, 1999 and 1998

(2) Property and Equipment

   Property and equipment consisted of the following:

                                                    Estimated
                                                     useful
                                                      life      1999      1998
                                                    --------- ---------  ------
   Computer equipment..............................  3 years  $  23,084      --
   Vehicle.........................................  4 years     51,745      --
   Office equipment and furniture..................  5 years     34,683      --
   Telecommunications equipment....................  5 years     56,504  19,343
                                                              ---------  ------
       Total property and equipment................             166,016  19,343
   Less accumulated depreciation...................             (18,171) (2,099)
                                                              ---------  ------
                                                              $ 147,845  17,244
                                                              =========  ======

   On December 29, 1999, the Company entered into an agreement with third parties for the purchase, installation and maintenance of telecommunications equipment during 2000 for a total of $614,118 to be paid in installments beginning February 1, 2000 through February 1, 2001. The Company will record the telecommunications equipment and related services in its financial statements as it takes possession of the equipment and the services are provided.

(3) Related Party Transactions

   In 1999 and 1998, the Company entered into a number of transactions with related parties. These transactions include operating and capital leases with related parties (see note 5), notes payable to related parties (see note 6) and services provided by related parties.

   The Company paid a related party, M.M. Simpson & Associates, P.C. (M.M. Simpson), $7,589 and $9,981 in 1999 and 1998, respectively, for legal services provided to the Company.

   The Company also paid M.M. Simpson $29,683 and $8,937 in 1999 and 1998, respectively, for payroll costs of shared employees.

(4) Deposits

   During 1998, a vendor required the Company to pay a $360,000 deposit to the vendor prior to providing new bandwidth capacity. The Company obtained deposits for an equivalent amount from its customers prior to establishing new service using the new bandwidth capacity. The vendor returned the deposit to the Company in February 2000, and the Company returned the equivalent amount to its customers.

(5) Leases

   (a) Operating Leases

     The Company leases office space from M.M. Simpson and an airplane from EDVon, Inc. The Company also leases an airplane hangar from McKinney Executive Air. Total rental expense was $36,715 in 1999 and $8,487 in 1998. Of the total rental expense, $35,515 was paid to related parties in 1999 and $8,487 was paid to related parties in 1998. All leases were entered into in the normal course of business.

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                  Notes to Financial Statements--(Continued)

                          December 31, 1999 and 1998

     Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 1999 are: 2000--$51,600; 2001--$48,000; 2002--$48,000; 2003--
  $48,000 and 2004--$32,000. All but $3,600 of these future minimum lease payments are due to EDVon.

   (b) Capital Leases

     In 1999, the Company entered into capital leases with M.M. Simpson and an agent of Fidelity National Title, both of which are related parties, for a vehicle, computers and office equipment that expire at various dates through 2003. At December 31, 1999, the gross amount of property and equipment and related accumulated amortization recorded under capital leases were as follows:

      Vehicle.......................................................... $51,745
      Computer equipment...............................................  20,292
      Office equipment.................................................  20,269
                                                                        -------
                                                                         92,306
      Less accumulated amortization....................................  10,367
                                                                        -------
                                                                        $81,939
                                                                        =======

   Amortization of assets held under capital leases is included with depreciation expense.

     The lease terms for the property under capital leases range from 36 to 48 months. Future minimum lease payments, of which all is due to related parties, under capital leases as of December 31, 1999 are:

              2000..................................................... $29,511
              2001.....................................................  29,511
              2002.....................................................  26,911
              2003.....................................................  13,228
                                                                        -------
          Total minimum lease payments.................................  99,161
      Less amounts representing interest (at approximately 9.5%).......  15,680
                                                                        -------
          Present value of minimum capital lease payments..............  83,481
      Less current installments of obligations under capital leases....  22,432
                                                                        -------
          Obligations under capital leases,
           excluding current installments.............................. $61,049
                                                                        =======

(6) Line of Credit and Notes Payable

   In 1999, the Company entered into a line of credit agreement with a bank. Interest is payable monthly, with outstanding principal due February 2001. The total amount available under the line of credit is $100,000, of which none was borrowed as of December 31, 1999. The interest rate is the bank's prime rate plus one percent (9.5 percent at December 31, 1999). This line of credit is guaranteed by the stockholder of the Company and by the stockholder's spouse.

   The Company borrowed $15,000 from a related party in February 1998 for a term of three years. The agreement called for $600 of interest for the first 24 months and four percent interest beginning after 24 months.

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                  Notes to Financial Statements--(Continued)

                          December 31, 1999 and 1998

At December 31, 1998, $5,100 of the principal amount was outstanding. In 1999, the Company paid the balance on the note in full.

   In 1998, the Company also entered in a note payable agreement with the stockholder and stockholder's spouse that provides for maximum borrowings of $60,000 through September, 2000. The agreement calls for no interest if principal is repaid within twelve months and four percent interest thereafter. At December 31, 1998, the Company had borrowed $46,728 under this agreement. All amounts under the agreement were repaid in full during 1999. As of December 31, 1999, the Company still has the ability to draw funds under this agreement.

   Total interest expense incurred to related parties under notes payable and capital leases amounted to $3,757 and $400 in 1999 and 1998, respectively.

(7) State Income Tax

   Texas franchise tax is equal to the greater of (1) 0.25% of the Company's net taxable capital and (2) 4.5% of the Company's net taxable earned surplus. Net taxable earned surplus is based on federal taxable income, subject to certain adjustments. The total computed Texas franchise tax is an income tax to the extent that the tax exceeds the capital-based tax in a given year.

   State income tax expense differed from the amounts computed by applying the Texas income tax rate of 4.5% to income before state income tax as a result of the following:

                                                                1999     1998
                                                              --------  -------
      Computed "expected" state income tax expense........... $ 37,622  $13,435
      Increase (reduction) in income taxes resulting from:
        Franchise tax based on net taxable capital...........     (425)      --
        Other................................................      159      123
                                                              --------  -------
                                                              $ 37,356  $13,558
                                                              ========  =======

   The temporary difference that gave rise to substantially all of the deferred tax asset at December 31, 1999 and 1998 results from the use of cash basis accounting for income tax purposes and accrual basis accounting for financial reporting purposes.

   In assessing the realizability of the deferred tax asset, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the Company will realize the benefits of these deductible differences at December 31, 1999. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(8) Segment Information

   SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. Operating

                                 DATAVON, INC.
                         (Formerly HR Partners, Inc.)

                  Notes to Financial Statements--(Continued)

                          December 31, 1999 and 1998

segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and assess performance.

   The Company's chief operating decision-maker, as defined under SFAS No. 131, is the chief executive officer. To date, the Company has conducted its operations and managed its business as one segment, telecommunications services. As a result, the financial information disclosed herein represents all of the material financial information related to the Company's principal operating segment.

(9) Contingencies

   The Company is currently involved in litigation with a former sales agent in regards to commissions allegedly owed to the former commissioned agent by the Company. The Company has countersued the former agent for $230,000 owed by the former agent to the Company. The litigation is in its early stages and no determination of the outcome is possible at this time. The former agent alleges maximum economic damages of approximately $4 million. Management of the Company is vigorously defending against this claim. No reserve for the claim, or receivable for the counterclaim, has been established for this litigation as of December 31, 1999.

(10) Subsequent Event

   In March 2000, the Company adopted a stock option plan. Under the plan, the Company may grant to officers, directors, consultants and key employees options to purchase shares of the Company's common stock for an exercise price of not less than 85% of the fair value of the common stock at the date of grant. In March 2000, the Company increased its authorized common stock to 1,100,000 shares, and granted options to purchase 63,356 shares of the Company's common stock for an exercise price of $19.50 per share.

(11) Events Subsequent to Date of Auditors' Report (Unaudited)

   On June 9, 2000, the Company merged (the Merger) with Zydeco Energy, Inc. (Zydeco). Shareholders of the Company received shares of Zydeco equal to a majority of the shares of Zydeco outstanding after the transaction. Accordingly, the business combination will be accounted for as a reverse acquisition of Zydeco by the Company using the purchase method. Accordingly, the historical financial statements of the Company prior to the Merger will become the financial statements of the registrant, and the results of operations of Zydeco will be combined with the Company concurrent with the Merger. The purchase price is approximately $28 million, a substantial portion of which is goodwill that will be amortized to expense over a five year period.

   In connection with the Merger, the Company merged into a C corporation. The unaudited pro forma income statement data for the years ended December 31, 1999 and 1998 are based upon the historical income statements and give effect to pro forma income taxes as if the Company was a C corporation for the entire duration of both periods. In connection with the Merger, the Company's stockholders received 32,623,855 shares of common stock and 7,190 shares of preferred stock of Zydeco. The preferred shares will automatically convert into 7,190,000 common shares when sufficient additional common shares of Zydeco are authorized by its stockholders and vote with the Zydeco common shares on an as if converted basis on all matters, except as required by law. Pro forma weighted average common shares outstanding during the periods presented have been adjusted based on the share conversion ratio used in the Merger. The preferred shares are included in proforma weighted average common shares outstanding during the periods presented for both basic and diluted net income per share on an as if converted basis since the Company's shareholders currently have the ability to authorize sufficient additional common shares of Zydeco and the shareholder authorization is essentially a formality.

                                                                       EXHIBIT B

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

              INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                          September 30, 2000 and 1999

                                                                           Page
                                                                          Number
                                                                          ------
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets............................................  B-2
  Consolidated Statements of Operations..................................  B-3
  Consolidated Statements of Cash Flows..................................  B-4
  Notes to Consolidated Financial Statements.............................  B-5

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                          Consolidated Balance Sheets

                                  (Unaudited)

                                                     September 30,  December 31,
                                                         2000           1999
                                                     -------------  ------------
                       Assets
Current assets:
  Cash and cash equivalents......................... $  2,788,096       394,740
  Certificates of deposit...........................      100,000            --
  Accounts receivable...............................      194,873       621,535
  Vendor deposit....................................       35,209       360,000
  Deferred tax asset................................      392,600        16,947
  Prepaid expenses..................................       43,634            --
  Other.............................................        1,424        29,889
                                                     ------------    ----------
    Total current assets............................    3,555,836     1,423,111
Certificates of deposit.............................           --        96,290
Investment in Wavefield Imaging Technology..........      651,801             -
Property and equipment, net.........................    1,179,180       147,845
Deferred tax asset..................................      599,700            --
Goodwill, net (note 1)..............................   24,928,527            --
Other assets........................................      138,385            --
                                                     ------------    ----------
                                                      $31,053,429     1,667,246
                                                     ============    ==========
        Liabilities and Stockholders' Equity
Current liabilities:
  Note payable to related party (note 4)............ $    250,000            --
  Note payable for equipment (note 4)...............      298,869            --
  Line of credit (note 4)...........................      190,555            --
  Accounts payable..................................      861,115       305,375
  Unearned revenue..................................      671,508       493,882
  Accrued liabilities and other.....................      625,722       326,108
  Customer deposit..................................           --       360,000
  Current installments of obligations under capital
   leases...........................................       11,879        22,432
                                                     ------------    ----------
    Total current liabilities.......................    2,909,648     1,507,797
Obligations under capital leases, excluding current
 installments.......................................       14,943        61,049
                                                     ------------    ----------
    Total liabilities...............................    2,924,591     1,568,846
Stockholders' equity:
  Preferred stock, $.001 par value; 1,000,000 shares
   authorized and 7,190 shares issued and
   outstanding in 2000..............................            7            --
  Common stock, $.001 par value; 50,000,000 shares
   authorized, 42,775,951 and 32,623,855 issued and
   outstanding in 2000 and 1999, respectively.......       42,766         1,000
  Additional paid in capital........................   29,894,823            --
  Retained earnings (accumulated deficit)...........   (1,817,392)       97,400
  Accumulated Other Comprehensive Income............        8,624            --
                                                     ------------    ----------
    Total stockholders' equity......................   28,128,838        98,400
Contingency (note 5)
                                                     $ 31,053,429     1,667,246
                                                     ============    ==========

          See accompanying notes to consolidated financial statements.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                     Consolidated Statements of Operations

                                  (Unaudited)

                                Three Months Ended        Nine Months Ended
                                   September 30,            September 30,
                              ------------------------ ------------------------
                                 2000         1999        2000         1999
                              -----------  ----------- -----------  -----------
Revenues:
  Net service revenue........ $ 3,087,466    2,151,005   8,372,795    5,587,646
  Other revenue..............      56,669           --      82,669           --
                              -----------  ----------- -----------  -----------
    Total revenues...........   3,144,135    2,151,005   8,455,464    5,587,646
Operating expenses:
  Cost of services...........   2,000,405    1,555,902   4,808,771    3,865,149
  Selling and marketing......      30,532      200,955      68,398      614,977
  General and
   administrative............     825,747      183,278   1,683,183      394,176
  Amortization of unearned
   stock compensation........     460,335           --   1,652,042           --
  Amortization of goodwill...   1,328,890           --   1,649,280           --
  Depreciation and
   amortization..............      56,607        4,018     110,010       12,054
                              -----------  ----------- -----------  -----------
    Total operating
     expenses................   4,702,516    1,944,153   9,971,684    4,886,356
                              -----------  ----------- -----------  -----------
    Operating income (loss)..  (1,558,381)     206,852  (1,516,220)     701,290
Loss on disposal of fixed
 asset.......................       3,011           --       3,011           --
Interest income..............      31,020        2,342      59,064        3,709
Interest expense.............       8,687           10      24,843          229
                              -----------  ----------- -----------  -----------
    Income (loss) before
     income taxes............  (1,539,059)     209,184  (1,485,010)     704,770
Income tax expense
 (benefit)...................     (77,762)       9,413    (739,529)      31,715
                              -----------  ----------- -----------  -----------
    Net income (loss)........ $(1,461,297)     199,771    (745,481)     673,055
                              ===========  =========== ===========  ===========
Net income (loss) per common
 share:
    Basic and diluted........ $     (0.03)        0.01       (0.02)        0.02
                              ===========  =========== ===========  ===========
Weighted average common
 shares outstanding:
    Basic....................  49,965,951   39,813,855  44,024,522   39,813,855
                              ===========  =========== ===========  ===========
    Diluted..................  49,965,951   39,813,855  44,024,522   39,813,855
                              ===========  =========== ===========  ===========
Pro forma data (note 1):
    Income tax expense
     (benefit)...............                   77,398      66,491      260,919
                                           ----------- -----------  -----------
    Net income (loss)........                  131,786  (1,551,501)     443,851
                                           =========== ===========  ===========
    Net income (loss) per
     common share:
      Basic and diluted......                     0.00       (0.04)        0.01
                                           =========== ===========  ===========
    Weighted average common
     shares outstanding:
      Basic and diluted......               39,813,855  44,024,522   39,813,855
                                           =========== ===========  ===========

          See accompanying notes to consolidated financial statements.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows

                                  (Unaudited)

                                                          Nine Months Ended
                                                            September 30,
                                                        ----------------------
                                                           2000        1999
                                                        -----------  ---------
Cash flows from operating activities:
  Net income (loss).................................... $  (745,481)   673,055
  Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
    Depreciation and amortization......................   1,759,290     12,054
    Loss on disposal of asset..........................       3,011
    Amortization of unearned stock compensation........   1,652,042         --
    Deferred tax (benefit) expense.....................    (975,353)        --
    Changes in assets and liabilities:
      Accounts receivable..............................     535,388    136,749
      Customer deposit.................................    (360,000)        --
      Accounts payable and accrued liabilities.........     589,155    351,144
      Unearned revenue.................................     177,626   (255,576)
      Vendor deposit...................................     324,791         --
      Prepaid expenses.................................     (43,634)        --
      Other............................................      29,253    (45,234)
                                                        -----------  ---------
        Net cash provided by operating activities......   2,946,088    935,622
                                                        -----------  ---------
Cash flows from investing activities:
  Purchase of certificates of deposit..................          --    (95,000)
                                                        -----------  ---------
  Cash acquired in the merger, net of direct costs
   (note 1)............................................     432,414         --
  Capital expenditures.................................    (155,414)   (30,136)
                                                        -----------  ---------
        Net cash provided by (used in) investing
         activities....................................     277,000   (125,136)
                                                        -----------  ---------
Cash flows from financing activities:
  Proceeds from notes payable to related parties.......     250,000         --
  Principal payments on notes to related parties.......          --    (27,103)
  Principal payments on obligations....................    (232,286)        --
  Payments of dividends................................    (847,446)  (316,927)
                                                        -----------  ---------
        Net cash used in financing activities..........    (829,732)  (344,030)
                                                        -----------  ---------
Net increase in cash and cash equivalents..............   2,393,356    466,456
Cash and cash equivalents at beginning of period.......     394,740    159,996
                                                        -----------  ---------
Cash and cash equivalents at end of period............. $ 2,788,096    626,452
                                                        ===========  =========
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest............. $     2,164        229
                                                        ===========  =========
  Cash paid during the period for income taxes......... $    27,180      7,259
                                                        ===========  =========
Supplemental disclosure of noncash investing and
 financing activities:
  Disposal of capitalized lease asset.................. $    51,745         --
                                                        ===========  =========
  Purchase of equipment in exchange for note payable
   (note 4)............................................ $   709,473         --
                                                        ===========  =========
  Reverse acquisition of Zydeco by DataVoN (note 1).... $27,962,700         --
                                                        ===========  =========

          See accompanying notes to consolidated financial statements.

                     Zydeco Energy, Inc. and Subsidiaries
                  Notes to Consolidated Financial Statements
                          September 30, 2000 and 1999

                                  (Unaudited)

(1) Merger and Basis of Financial Reporting

   On June 9, 2000, DataVoN, Inc. (DataVoN) merged (the Merger) with Zydeco Energy, Inc. (Zydeco) and DataVoN became a subsidiary of Zydeco. Shareholders of DataVoN received shares of Zydeco equal to a majority of the shares of Zydeco outstanding after the transaction. Accordingly, the business combination has been accounted for as a reverse acquisition of Zydeco by DataVoN using the purchase method of accounting. Accordingly, the historical financial statements of DataVoN prior to the Merger have become the financial statements of the registrant, and the results of operations of Zydeco have been combined with DataVoN beginning on June 9, 2000. References to the "Company" refer to operations of DataVoN prior to the Merger and the combined operations of DataVoN and Zydeco subsequent to the Merger. The purchase price totals approximately $28 million, which is comprised of the traded market value of Zydeco's outstanding common stock and the fair value of Zydeco's outstanding options and warrants at the date the Merger was agreed and announced, and direct acquisition costs. A substantial portion of the purchase price was allocated to goodwill that is being amortized to expense over a five-year period. This goodwill is subject to an impairment test. As a result, an impairment of goodwill may be required in the near term, and if so required, could be material to the results of operations and financial position.

   The purchase price allocation is based on preliminary estimates. The final allocation of the purchase price may differ from that reflected in the accompanying consolidated financial statements as of and for the nine months ended September 30, 2000 upon completion of the analysis of the fair values of the assets acquired and liabilities assumed. Specifically, Zydeco had a net operating loss carryforward for tax purposes of approximately $18.4 million as of December 31, 1999. The Company is assessing the impact the Merger had on any limitations to the ultimate use of this net operating loss carryforward by the Company in periods subsequent to the Merger and no conclusion has been reached. To the extent that a deferred tax asset can ultimately be recognized in the final purchase price allocation, there will be a reduction to goodwill.

   Under the terms of the Merger, DataVoN's shareholders received 32,623,855 shares of common stock and 7,190 shares of preferred stock of Zydeco. The preferred shares will automatically convert into 7,190,000 common shares when sufficient additional common shares of Zydeco are authorized by its stockholders, and vote with the Zydeco common shares on an as if converted basis on all matters, except as required by law. Zydeco intends to issue a proxy statement in the near term to obtain stockholder approval to increase its authorized common shares. Stockholders' equity has been converted from DataVoN's capital structure to Zydeco's capital structure to reflect the exchange of shares pursuant to the Merger. Accordingly, all share and per share information has been revised to reflect the exchange ratio on a retroactive basis.

   The preferred shares are included in weighted average common shares outstanding during the periods presented for both basic and diluted earnings per share on an as if converted basis since the former DataVoN shareholders currently have the ability to authorize sufficient additional common shares of Zydeco and the authorization is essentially a formality.

   In connection with the Merger, DataVoN converted from an S corporation into a C corporation. Accordingly, the Company eliminated DataVoN's retained earnings and established deferred federal income taxes at the date of the Merger. The corresponding deferred tax benefit of $643,969 was recognized in the statement of operations for the nine months ended September 30, 2000. The unaudited pro forma statement of operations data presented on the face of the statements of operations for the nine months ended September 30, 2000 and the three months and nine months ended September 30, 1999 are based upon the Company's historical statements of operations and give effect to pro forma income taxes as if the Company was a C corporation for the entire duration of these periods.

   Unaudited pro forma results, as if the Merger had occurred at the beginning of the period presented and including pro forma income taxes as if DataVoN was a C corporation for the entire duration of both periods, are as follows. These unaudited pro forma results do not purport to be indicative of results which would actually have occurred if the Merger had been consummated at the beginning of the period presented.

                                                              For the
                                                         nine months ended
                                                           September 30,
                                                      ------------------------
                                                         2000         1999
                                                      -----------  -----------
   Pro forma revenues................................ $ 8,512,409  $ 5,788,201
                                                      ===========  ===========
   Goodwill amortization............................. $ 3,986,671  $ 3,986,671
                                                      ===========  ===========
   Pro forma net loss................................ $(4,521,091) $(4,896,873)
                                                      ===========  ===========
   Pro forma diluted loss per share.................. $     (0.09) $     (0.09)
                                                      ===========  ===========

   The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting solely of normal adjustments) considered necessary to present fairly the financial position, results of operations and cash flows of the Company. Interim period results are not necessarily indicative of the results to be achieved for an entire year. These interim unaudited financial statements should be read in conjunction with the audited financial statements of the Company for the year ended December 31, 1999 included in the Form 8-K filed by Zydeco with the Securities and Exchange Commission on June 19, 2000. These interim unaudited financial statements should also be read in conjunction with the audited financial statements of Zydeco for the year ended December 31, 1999 included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2000.

(2) Stock Compensation

   In March 2000, the Company adopted a stock option plan. Under the plan, the Company may grant to officers, directors, consultants and employees options to purchase shares of the Company's common stock. In March 2000, the Company granted options to purchase 2,522,459 shares of its common stock for an exercise price of $0.49 per share. These options have a 10 year life and vest over a three-year period, subject to certain exceptions. Stock compensation totaling approximately $5.2 million is being recognized over the vesting period. During the third quarter 500,000 options were forfeited when an employee left the Company and the corresponding compensation expense previously recognized was reversed.

(3) Segment Information

   As a result of the Merger, the Company is now organized along two lines of business, DataVoN and Zydeco. DataVoN provides Internet protocol bandwidth capacity to a number of major domestic and international carriers and IP providers desiring to employ the benefits of Voice over Internet Protocol
(VoIP) technology and networking. Zydeco is an independent energy company that has been engaged in the exploration for oil and gas utilizing advanced three-dimensional seismic and computer-aided exploration techniques. Because of market conditions, Zydeco's operations were curtailed prior to the Merger and it had focused its efforts on (1) conserving cash resources; (2) concentrating on marketing salable assets; and (3) seeking alternate sources of capital for possible drilling participation and general working capital, including potential business combinations outside of the oil and gas industry. The Company is considering its alternatives with respect to the operations of Zydeco. Zydeco's revenues and net loss for the period from the Merger date to September 30, 2000 are insignificant.

   The following is a summary of total assets by reportable segment:

                                                      September 30, December 31,
                                                          2000          1999
                                                      ------------- ------------
   DataVoN...........................................  $ 4,413,564   1,667,246
   Zydeco............................................    1,711,338          --
   Goodwill from the Merger..........................   24,928,527          --
                                                       -----------   ---------
   Total assets......................................  $31,053,429   1,667,246
                                                       ===========   =========

(4) Notes Payable

   In March 2000, the Company entered into a note payable arrangement with a vendor for the purchase of network equipment. The note bears interest at 9% and requires monthly payments of $44,010, until the final balance is due on April 1, 2001.

   On May 1, 2000, the Company entered into a Security Agreement and Note Payable with a related party for $250,000. The note bears interest at 9% per annum. The note is due on demand but no later than January 15, 2001. The note is secured by substantially all assets of the Company.

   On June 21, 2000, the Company entered into a Loan and Security Agreement with Bank of Texas that provides access to a $500,000 revolving credit facility. The line of credit is secured by a lien on all trade receivables. Interest accrues daily on the unpaid principal of the facility at an annual rate equal to the prime rate, as defined in the Loan and Security Agreement, plus .5%. As of September 30, 2000, no borrowings had been made under the Loan and Security Agreement.

   On September 28, 2000, the Company entered into an equipment line of credit with Comerica that provides access to a $275,000 line of credit. This line of credit is secured by a lien on equipment. Interest accrues daily on the unpaid principal at an annual rate equal to the prime rate, as defined in the line of credit agreement, plus 1%. As of September 30, 2000, $190,555 had been drawn down to purchase equipment.

(5) Contingency

   The Company is currently involved in litigation with a former sales agent in regards to commissions allegedly owed to the former commissioned agent by the Company. The Company has countersued the former agent for $230,000 owed by the former agent to the Company. The litigation is in its early stages and no determination of the outcome is possible at this time. The former agent alleges maximum economic damages of approximately $4 million. Management of the Company is vigorously defending against this claim. No reserve for the claim, or receivable for the counterclaim, has been established for this litigation as of September 30, 2000.

                                                                      EXHIBIT C

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES
         Introduction to Unaudited Pro Forma Statements of Operations

   On June 9, 2000, DataVoN merged with Zydeco. Under the terms of the merger, each outstanding share of DataVoN common stock was converted into 39.81385 shares of Zydeco common stock. A portion of DataVoN common stock has initially been converted into shares of Zydeco convertible preferred stock. This preferred stock has voting rights equivalent to the number of common shares into which it is convertible and will automatically convert into common shares upon shareholder approval to increase the number of authorized Zydeco common shares.

   Zydeco is the surviving legal entity in the merger. However, for accounting purposes, DataVoN is deemed to be the acquiror and, accordingly, the merger has been accounted for as a "reverse acquisition" of Zydeco under the purchase method of accounting. Under this method of accounting, the combined company's historical results of operation for periods prior to the merger are DataVoN's historical results. On the date of the merger, the assets and liabilities of Zydeco were recorded at their estimated fair values, with the preponderance of the purchase price allocated to goodwill. A pro forma balance sheet is not provided as the merger is included in the historical balance sheet of the combined company as of September 30, 2000.

   The pro forma adjustments are based on preliminary estimates. The effect of the actual allocation of the purchase price may differ from that reflected in the unaudited pro forma statements of operations upon completion of the analysis of the fair values of the assets acquired and liabilities assumed.

   The following unaudited pro forma statements of operations give effect to the merger of Zydeco and DataVoN as if the transaction had occurred on January 1, 1999. Such information is derived from, and should be read in conjunction with, the separate historical financial statements of Zydeco and DataVoN included herein. The unaudited pro forma statements of operations do not purport to be indicative of the results of operations which actually would have occurred if the merger had been consummated at January 1, 1999, or of the results of operations which may be obtained in the future. The company has a significant amount of goodwill that will be subject to an impairment test. As a result, an impairment of goodwill may be required in the near term and, if so required, could be material to results of operations.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES
                  Unaudited Pro Forma Statement of Operations
               For the nine-month period ended September 30, 2000

                          Consolidated   Zydeco    Pro forma
                           historical     (a)     adjustments     Pro forma
                          ------------  --------  -----------     ----------
Revenues:
  Net service revenue...  $ 8,372,795         --          --       8,372,795
  Other revenue.........       82,669     56,945          --         139,614
                          -----------   --------  ----------      ----------
      Total revenues....    8,455,464     56,945          --       8,512,409
Operating expenses:
  Exploration expenses:
    Geological and
     geophysical........           --        (41)         --             (41)
    Dry hole and other
     costs..............           --      7,231          --           7,231
  Production costs......           --      6,377          --           6,377
Cost of services........    4,808,771         --          --       4,808,771
Selling and marketing...       68,398         --          --          68,398
Research and
 development............           --        675          --             675
General and
 administrative.........    1,683,183    245,919          --       1,929,102
Amortization of unearned
 stock compensation.....    1,652,042         --          --       1,652,042
Amortization of goodwill    1,649,280         --   2,337,390 (b)   3,986,670
Depreciation, depletion
 and amortization.......      110,010     29,540          --         139,550
Impairment of oil and
 gas properties.........           --    584,754          --         584,754
                          -----------   --------  ----------      ----------
      Total operating
       expenses.........    9,971,684    874,455   2,337,390      13,183,529
                          -----------   --------  ----------      ----------
Operating loss..........   (1,516,220)  (817,510) (2,337,390)     (4,671,120)
Loss on disposal of
 fixed asset............        3,011         --          --           3,011
Interest income.........       59,064     23,259          --          82,323
Interest expense........       24,843         --          --          24,843
                          -----------   --------  ----------      ----------
Loss before income
 taxes..................   (1,485,010)  (794,251) (2,337,390)     (4,616,651)
Income tax benefit......     (739,529)        --     643,969 (c)     (95,560)
                          -----------   --------  ----------      ----------
Net loss................  $  (745,481)  (794,251) (2,981,359)     (4,521,091)
                          ===========   ========  ==========      ==========
Net loss per common
 share:
  Basic and diluted.....  $     (0.02)                                 (0.09)
                          ===========                             ==========
Weighted average common
 shares outstanding:
  Basic and diluted.....   44,024,522                             49,875,965 (d)
                          ===========                             ==========

     See accompanying note to unaudited pro forma statements of operations.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES
                  Unaudited Pro Forma Statement of Operations
                      For the year ended December 31, 1999

                                                    Pro forma
                             DataVoN     Zydeco    adjustments     Pro forma
                            ---------- ----------  -----------     ----------
Revenues:
  Net service revenue.....  $8,273,472         --          --       8,273,472
  Oil and gas sales.......          --    187,366          --         187,366
  Gain on sales of
   properties.............          --    136,130          --         136,130
  Other...................          --     14,625          --          14,625
                            ---------- ----------  ----------      ----------
      Total revenues......   8,273,472    338,121          --       8,611,593
Operating expenses:
  Exploration expenses:
    Geological and
     geophysical..........          --    170,885          --         170,885
    Impairment of unproved
     properties...........          --    750,000          --         750,000
    Dry hole and other
     costs................          --  1,369,053          --       1,369,053
  Production costs........          --     18,453          --          18,453
  Cost of services........   6,059,472         --          --       6,059,472
  Impairment of investment
   in Wavefield
   Imaging Technology.....          --    200,000          --         200,000
  Selling and marketing...     692,525         --          --         692,525
  Research and
   development............          --    157,909          --         157,909
  General and
   administrative.........     673,880    679,003          --       1,352,883
  Depreciation, depletion
   and amortization.......      16,072    316,705   5,314,696 (b)   5,647,473
                            ---------- ----------  ----------      ----------
      Total operating
       expenses...........   7,441,949  3,662,008   5,314,696      16,418,653
                            ---------- ----------  ----------      ----------
Operating income (loss)...     831,523 (3,323,887) (5,314,696)     (7,807,060)
Interest income...........      33,509     49,485          --          82,994
Interest expense..........      21,729        124          --          21,853
                            ---------- ----------  ----------      ----------
Income (loss) before
 income taxes and
 extraordinary item.......     843,303 (3,274,526) (5,314,696)     (7,745,919)
Income taxes..............      37,356         --          -- (c)      37,356
                            ---------- ----------  ----------      ----------
Income (loss) before
 extraordinary item.......  $  805,947 (3,274,526) (5,314,696)     (7,783,275)
                            ========== ==========  ==========      ==========
Income (loss) before
 extraordinary item per
 common share--basic and
 diluted..................  $     0.81      (0.32)                      (0.16)
                            ========== ==========                  ==========
Weighted average common
 shares outstanding--basic
 and diluted..............   1,000,000 10,345,096                  50,158,951 (d)
                            ========== ==========                  ==========

     See accompanying note to unaudited pro forma statements of operations.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

             Note to Unaudited Pro Forma Statements of Operations

The following summarizes the unaudited pro forma statements of operations adjustments:

  (a) Represents Zydeco's results of operations for the period from January 1, 2000 to the merger date.

  (b) This adjustment records the effect on depreciation and amortization of the purchase method of accounting. The goodwill is being amortized over five years.

  (c) This adjustment reverses the deferred tax benefit recognized by the Company when the merger occurred and DataVoN converted from an S corporation to a C corporation. No further pro forma tax effects are included because of the book loss that results after the add-back of nondeductible goodwill amortization.

  (d) Weighted average shares outstanding on a pro forma basis are based on the exchange ratio of 39.81385 shares of Zydeco common stock for each share of DataVoN common stock outstanding. The shares of Zydeco convertible preferred stock are included in both the basic and diluted loss per share computations based on the 7,190,000 shares of Zydeco common shares the preferred stock is automatically converted into when sufficient additional common shares are authorized by the Company's shareholders. The inclusion is based on the fact that the former DataVoN shareholders currently have the ability to authorize sufficient additional common shares of Zydeco and the stockholders' authorization is essentially a formality.

                                                                       EXHIBIT D

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                       Page
                                                                    -----------
REPORTS OF INDEPENDENT PUBLIC ACCOUNTANTS.......................... D-2 and D-3
CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of December 31, 1999 and 1998.....         D-4
  Consolidated Statements of Operations for the Two Years Ended
   December 31, 1999...............................................         D-5
  Consolidated Statements of Stockholders' Equity for the Two Years
   Ended December 31, 1999.........................................         D-6
  Consolidated Statements of Cash Flows for the Two Years Ended
   December 31, 1999...............................................         D-7
  Notes to Consolidated Financial Statements.......................         D-8

                          INDEPENDENT AUDITOR'S REPORT

The Stockholders and Board of Directors
Zydeco Energy, Inc.
Dallas, Texas

We have audited the accompanying consolidated balance sheet of Zydeco Energy, Inc. and subsidiaries as of December 31, 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zydeco Energy, Inc. and subsidiaries as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

Hein + Associates LLP

Dallas, Texas
March 8, 2000

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Zydeco Energy Inc.:

We have audited the accompanying consolidated balance sheet of Zydeco Energy, Inc. (a Delaware corporation) and subsidiaries as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zydeco Energy, Inc. and subsidiaries as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and has substantially used most of its capital resources which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statement do not include any adjustments relating to the recoverability or classification of asset carrying amounts or the amount or classification of liabilities that might result should the Company be unable to continue as a going concern.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 21, 1999

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                           December 31,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
                       ASSETS
Current Assets
  Cash and Cash Equivalents.......................... $   500,876  $ 1,912,970
  Oil and Gas Revenue Receivables....................      26,020       47,916
  Prepaid Expenses...................................       9,494       50,235
  Other Current Assets...............................      75,777      141,664
                                                      -----------  -----------
    Total Current Assets.............................     612,167    2,152,785
Oil and Gas Properties, Using Successful Efforts
 Method of Accounting
  Proved Properties..................................     334,972      334,972
  Unproved Properties................................   1,643,324    2,796,471
Equipment and Software, at Cost......................      41,896    2,331,361
                                                      -----------  -----------
                                                        2,020,192    5,462,804
Less: Accumulated Depreciation, Depletion,
 Amortization and Impairment.........................  (1,118,791)  (2,167,489)
                                                      -----------  -----------
                                                          901,401    3,295,315
Investment in Wavefield Imaging Technology, net......     671,206      928,229
Common Stock Investment..............................      69,244           --
Operating Bond and Other Assets......................     300,994      313,329
                                                      -----------  -----------
TOTAL ASSETS......................................... $ 2,555,012  $ 6,689,658
                                                      ===========  ===========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable................................... $   225,044  $ 1,181,387
  Accrued Liabilities................................      28,401      330,041
                                                      -----------  -----------
    Total Current Liabilities........................     253,445    1,511,428
Commitments and Contingencies (Note 3)
Stockholders' Equity
  Common Stock, Par Value $.001 Per Share; 50,000,000
   Shares Authorized; 11,338,351 Shares Issued;
   10,069,096 and 10,357,096 Shares Outstanding,
   Respectively......................................      11,338       11,338
  Additional Paid-In Capital.........................  24,531,668   24,531,668
  Unrealized Loss on Stock Investment................     (16,256)          --
  Accumulated Deficit................................ (21,763,842) (18,928,524)
  Less Treasury Stock, at Cost; 1,269,255 and
   981,255Shares, Respectively.......................    (461,341)    (436,252)
                                                      -----------  -----------
    Total Stockholders' Equity.......................   2,301,567    5,178,230
                                                      -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........... $ 2,555,012  $ 6,689,658
                                                      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                       Years Ended December
                                                                31,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Revenues
  Oil and Gas Sales.................................. $   187,366  $   389,798
  Gain/(Loss) on Sales of Properties.................     136,130      346,321
  Other..............................................      14,625       47,382
                                                      -----------  -----------
                                                          338,121      783,501
                                                      -----------  -----------
Expenses
  Exploration Expenses
    Geological and Geophysical.......................     170,885    3,561,184
    Impairment of Unproved Properties................     750,000    3,000,000
    Dry Hole and Other Costs.........................   1,369,053      148,285
  Production Costs...................................      18,453       17,170
  Research and Development Costs.....................     157,909      409,240
  Impairment of Investment in Wavefield Imaging
   Technology........................................     200,000           --
  Depreciation, Depletion, and Amortization..........     316,705      569,020
  General and Administrative.........................     679,003    2,987,570
                                                      -----------  -----------
                                                        3,662,008   10,692,469
                                                      -----------  -----------
Operating Loss.......................................  (3,323,887)  (9,908,968)
                                                      -----------  -----------
Other Income (Expense)
  Interest Income....................................      49,485      297,352
  Interest Expense...................................        (124)        (122)
                                                      -----------  -----------
                                                           49,361      297,230
                                                      -----------  -----------
Loss Before Extraordinary Item.......................  (3,274,526)  (9,611,738)
Extraordinary Gain from Reduction of Liabilities.....     439,208           --
                                                      -----------  -----------
Net Loss............................................. $(2,835,318) $(9,611,738)
                                                      ===========  ===========
Per Common Share--
  Weighted Average Number of Common Shares
   Outstanding (Basic and Diluted)...................  10,345,096   10,365,106
                                                      ===========  ===========
Net Loss Per Common Share (Basic and Diluted)--
  Net Loss Before Extraordinary Item................. $     (0.32) $     (0.93)
  Extraordinary Item................................. $     (0.04) $        --
  Net Loss........................................... $     (0.28) $     (0.93)

   The accompanying notes are an integral part of these financial statements.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                         For the Years Ended December 31, 1999 and 1998
                         ---------------------------------------------------------------------------------
                                                         Unrealized
                            Common Stock     Additional   Loss on                                Total
                         -------------------   Paid-in     Stock    Accumulated   Treasury   Stockholders'
                           Shares    Amount    Capital   Investment   Deficit       Stock       Equity
                         ----------  ------- ----------- ---------- ------------  ---------  -------------
Balance at December 31,
 1997................... 10,537,096   11,318  24,499,688        --    (9,316,786)    (7,252)  15,186,968
Net Loss................         --       --          --        --    (9,611,738)        --   (9,611,738)
Options Exercised for
 Common Stock...........     20,000       20      31,980        --            --         --       32,000
Acquisition of Treasury
 Stock..................   (200,000)      --          --        --            --   (429,000)    (429,000)
                         ----------  ------- -----------  --------  ------------  ---------   ----------
Balance at December 31,
 1998................... 10,357,096  $11,338 $24,531,668        --  $(18,928,524) $(436,252)  $5,178,230
Net Loss................         --       --          --        --    (2,835,318)        --   (2,835,318)
Unrealized Loss on
 Investment.............         --       --          --   (16,256)           --         --      (16,256)
Acquisition of Treasury
 Stock..................   (288,000)      --          --        --            --    (25,089)     (25,089)
                         ----------  ------- -----------  --------  ------------  ---------   ----------
Balance at December 31,
 1999................... 10,069,096  $11,338 $24,531,668  $(16,256) $(21,763,842) $(461,341)  $2,301,567
                         ==========  ======= ===========  ========  ============  =========   ==========



   The accompanying notes are an integral part of these financial statements.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       Years Ended December
                                                                31,
                                                      ------------------------
                                                         1999         1998
                                                      -----------  -----------
Cash Flows from Operating Activities:
Net Loss............................................  $(2,835,318) $(9,611,738)
Adjustments to Reconcile Net Loss to Net Cash Used
 in Operating Activities:
  Depreciation, Depletion, and Amortization.........      316,705      569,020
  Impairment of Unproved Leases.....................      750,000    3,000,000
  Impairment of Investment in Wavefield Imaging
   Technology.......................................      200,000           --
  (Gain)/Loss on Sales of Properties................     (136,130)    (346,321)
  Exploration and Dry Hole Costs....................    2,119,053    3,709,469
  Extraordinary Gain from Reduction of Liabilities..     (439,208)          --
Changes in Operating Assets and Liabilities Decrease
 in Oil and Gas Revenue Receivables.................       21,896      104,041
  (Increase) Decrease in Other Current Assets.......       65,888      (67,003)
  Increase (Decrease) in Accounts Payable...........     (365,619)     790,568
  Decrease in Accrued Liabilities...................     (299,482)      39,978
  Other.............................................       27,440       (6,721)
                                                      -----------  -----------
Net Cash Used in Operating Activities...............     (574,775)  (1,818,707)
                                                      -----------  -----------
Cash Flows from Investing Activities:
  Additions to Oil and Gas Properties...............      (33,836)  (5,753,010)
  Exploration and Dry Hole Costs....................   (1,404,009)  (2,557,121)
  Proceeds from the Sale of Properties..............      686,499      365,944
  Net Change in Exploration Obligation..............        6,597      280,741
  Investment in Securities..........................      (85,500)          --
  Purchases of Equipment and Software...............       (4,823)    (418,313)
  Other.............................................       25,000       12,972
                                                      -----------  -----------
  Net Cash Used in Investing Activities.............     (810,072)  (8,068,787)
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Treasury Stock Purchase...........................      (25,089)    (429,000)
  Other.............................................       (2,158)      29,158
                                                      -----------  -----------
  Net Cash Used in Financing Activities.............      (27,247)    (399,842)
                                                      -----------  -----------
Net (Decrease) in Cash and Cash Equivalents.........   (1,412,094) (10,287,336)
Cash and Cash Equivalents at Beginning of Year......    1,912,970   12,200,306
                                                      -----------  -----------
Cash and Cash Equivalents at End of Year............  $   500,876  $ 1,912,970
                                                      ===========  ===========
Cash Paid/(Received) during the Year for:
  Interest..........................................  $       124  $       122

   The accompanying notes are an integral part of these financial statements.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.Organization and Summary of Significant Accounting Policies.

  Organization. Zydeco Energy, Inc. was incorporated in Delaware in June 1993, as a "special purpose acquisition corporation" under the name TN Energy Services Acquisition Corp. ("TN Energy"), for the purpose of raising funds and acquiring an operating business engaged in the energy services industry. Other than its efforts to acquire an energy services business, TN Energy did not engage in any business activities prior to December 1995. On December 20, 1995, TN Energy acquired all the outstanding common stock and preferred stock of Zydeco Exploration, Inc. ("Zydeco") pursuant to a merger (the "TN Acquisition") and changed its name to Zydeco Energy, Inc. As used herein, unless the context indicates otherwise, the term "Company" refers to Zydeco Energy, Inc., and its wholly-owned subsidiaries, Zydeco Exploration, Inc. and Wavefield Image, Inc. Eastern Energy, Inc., a wholly-owned subsidiary was dissolved in 1999.

  The Company has been engaged in the identification of drilling prospects, acquiring leases, drilling and producing reserves from those properties utilizing advanced 3D seismic technology. The Company's operations have been curtailed in 1999, as described in Note 2.

  Significant Accounting Policies

  Basis of Presentation. For accounting purposes, the TN Acquisition has been treated as a recapitalization of Zydeco with Zydeco as the acquiror (reverse acquisition). The consolidated financial statements include the accounts of the Company, and its wholly-owned subsidiaries, Zydeco Exploration, Inc., Wavefield Image, Inc. (since July 1, 1997) and Eastern Energy, Inc. (since March 4, 1998). However, Eastern Energy, Inc. was dissolved effective June 25, 1999. (see "Note 4--Acquisitions"). All significant intercompany transactions have been eliminated in consolidation.

    In connection with the Company's exploration agreements (See "Note 3-- Exploration Agreements"), advances to the Company are treated as exploration obligations and expenditures made by the Company pursuant to the exploration agreement are charged against the related exploration obligation. No costs or expenses incurred pursuant to the exploration agreement is recognized by the Company until the Company begins sharing in such costs.

  Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

  Oil and Gas Properties. The Company accounts for its oil and gas exploration and production activities using the successful efforts method of accounting. Under this method, acquisition costs for proved and unproved properties are capitalized when incurred. Exploration costs, including geological and geophysical costs and the costs of carrying and retaining unproved properties, are expensed. Exploratory drilling costs are initially capitalized, but charged to expense if and when the well is determined not to have found proved reserves. Costs of productive wells, developmental dry holes and productive leases are capitalized and amortized on a property-by-property basis using the units-of-production method. The estimated costs of future plugging, abandonment, restoration and dismantlement are considered as a component of the calculation of depreciation, depletion, and amortization. Unproved properties with significant acquisition costs are assessed periodically, as conditions warrant, on a property-by-property basis and any impairment in value is charged to expense. The Company recorded impairment allowances in 1999 and 1998 as described in Note 2.

  Equipment. Hardware and software associated with the 3D seismic technology equipment, office furniture and equipment, and leasehold improvements are recorded at cost, and the related depreciation and amortization is calculated on a straight-line basis over the shorter of the estimated useful lives of the assets, which range from 2 to 7 years, or the lease period.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

  Impairment of Long-Lived Assets. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", management reviews its long-lived assets (i.e., oil and gas properties and Investment in Wavefield Imaging Technology.) whenever events or changes in circumstances indicate that the carrying amounts of such assets may not be recoverable. If the carrying amounts of any of the Company's long-lived assets are greater than their projected undiscounted future cash flows, an impairment loss to adjust such assets to fair value is recognized. The determination of future cash flows may be based on a variety of items including, but not limited to, current proved oil and gas reserve estimates and current oil and gas prices and costs. Management's estimates of fair value may also reflect a discount factor on future cash flows consistent with the rate used by the Company in other fair-value determinations. Through December 31, 1999, an impairment allowance of $200,000 has been recognized on the Company's investment in Wavefield Imaging Technology.

  Income Taxes. The Company follows SFAS No. 109 which requires the asset and liability approach to accounting for income taxes. Under this approach, deferred income taxes are determined based upon differences between the financial statement and tax basis of the Company's assets and liabilities and operating loss carryforwards using enacted tax rates in effect for the years in which the differences are expected to reverse. Deferred tax assets are recognized if it is more likely than not that the future tax benefit will be realized.

  Oil and Gas Revenues. Oil and gas revenues are recorded using the entitlements method of accounting, whereby the Company recognizes oil and gas revenues as its entitled share is produced. Individually and in the aggregate, the Company has no material gas imbalances as of December 31, 1999 and 1998.

  Earnings Per Share. Basic earnings per common share is based on the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed based on the weighted average shares of common stock plus the assumed issuance of common stock for all potentially dilutive securities. The Company's common stock options, common stock warrants, and convertible preferred stock are potential common shares but were anti-dilutive in all periods presented.

  Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates with regard to these financial statements include the estimate of proved oil and gas reserve volumes and the related discounted future net cash flows therefrom. See "Note 11--Oil and Gas Producing Activities".

  Reclassifications. Certain reclassifications of prior period amounts have been made to conform with current year presentation.

2.Financial Results and Liquidity

  The Company has incurred net losses of $2,835,318 and $9,611,738 in 1999 and 1998, respectively. The Company is principally engaged in one industry and geographic segment, oil and gas exploration and production, and until recently had concentrated its exploration efforts in an area of the Louisiana Transition Zone, known as the West Cameron Seismic Project ("Project"). From the inception of the Project in 1996 until late 1998, the Company and Cheniere expended approximately $21.6 million pursuant to the terms of that Project's agreement. In addition, during 1998 the Company expended approximately $5.8 million on

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES
  unproved property costs, almost all of which were on prospects within the Project. See Note 3--"Cheniere Exploration Agreement and Litigation" for a description of that activity. The source of funding for these activities has come from funds generated from public and private equity offerings, cash flow from the Company's operations, and cash payments made to it under the Cheniere Exploration Agreement. Sources of funds include approximately $24.1 million from the sale of securities in 1993, 1994, 1995 and 1997, and $16.4 million provided under the Cheniere Exploration Agreement.

  From 1998 until early 1999, the Company believed that its near term cash needs would be satisfied from a combination of available cash, sales of interests in Project prospects, sale(s) of interests in the Project itself, oil and gas production and payments by Cheniere mandated by the arbitration panel convened to rule in the Cheniere litigation matters. However, due mostly to potential buyers' concerns over uncertainties of ownership interests before the arbitration ruling and market conditions thereafter, the Company did not generate significant sales of Project prospects and, therefore, did not produce sufficient levels of cash inflows during that period. From the last half of 1998 and well into 1999, market conditions for selling interests in prospects had significantly deteriorated. Furthermore, the arbitration ruling did not mandate any immediate cash payments from Cheniere to the Company.

  Subsequent to the arbitration ruling in December 1998, the Company and Cheniere informally agreed to the resolution of certain matters in order that they could recommence their prospect marketing activities. However, market conditions had considerably deteriorated to the point that a significantly fewer number of industry participants were actively acquiring oil and gas prospect interests. Thus, the market for selling prospects was very difficult, and, as a result, proceeds from the sales of interests in prospects during the 1999 first half were insufficient to sustain the Company's previous levels of operations and provide an adequate source of funds to finance the Company's share of oil and gas lease rentals due in mid 1999. The Company relinquished its share of a majority of its leases due to such non-payment of delay rentals. The Company recorded an impairment of $3,000,000 as of December 31, 1998, expensed approximately $722,000 due to the write off of leases in 1999 and recorded an additional impairment amounting to $750,000 as of December 31, 1999.

  Due to the adverse factors presented above, the Company has had to rely principally on available cash to continue its operations. However, in order to conserve its remaining cash resources, the Company instituted certain actions, including, but not limited to, employee terminations, reductions in vendor obligations and sales of non-essential furniture, office equipment and computer equipment. By restructuring its operations, the Company altered its business strategy. It more narrowly focused its exploration activities almost entirely on the marketing of interests in the Project itself. In addition, it sought merger partners to utilize its cash and public market and attempted to market its Wavefield Imaging Technology.

  Should the Company be successful in selling interests in its Project in the near term, sufficient capital may need to be raised to quickly expand its operations. In addition, the Company will continue to seek other sources of capital including, but not limited to, merger partners and the issuance of equity securities. There can be no assurance that the Company will be successful in selling interests in its Project, issuing equity securities, obtaining any other form of financing, merge the Company or market its Wavefield Imaging Technology. However, management believes the Company has sufficient working capital to fund the Company's routine activities through the year 2000.

3.Cheniere Exploration Agreement and Litigation.

  In April 1996, the Company executed an Exploration Agreement (the "Cheniere Agreement") with Cheniere Energy Operating Co., Inc., a wholly owned subsidiary of Cheniere Energy, Inc. and formerly known as FX Energy, Inc., (collectively "Cheniere") covering an area of land and waters in western

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

  Cameron Parish, Louisiana ("Project"). The Cheniere Agreement, as amended, provided for Cheniere to fund the first $13.5 million of costs plus 50% of costs in excess of $13.5 million of the Project. The costs covered by the Cheniere Agreement included, but were not limited to, 3D seismic acquisition costs, including the purchase of seismic rights or lease options on the related onshore acreage of the Project, the purchase of other 3D seismic data, and processing of seismic data over the Project area.

  On April 17, 1998, Zydeco Exploration, Inc. filed a petition with the American Arbitration Association for arbitration in order to resolve certain disputes that arose with Cheniere. The arbitration claim sought to resolve differences over Cheniere's funding obligations, the parties' ownership in various leases and prospects, the scope of pre-drilling activities that Cheniere can conduct within the Project area, the dissemination by Cheniere of confidential seismic data covering the Project area, and a variety of related issues. Cheniere filed a counterclaim in the arbitration action, and the pleadings were amended to include Zydeco Energy, Inc. as well as Zydeco Exploration, Inc (collectively "Zydeco"). The parties sought conflicting declaratory and injunctive relief and damages from each other. In addition, on April 22, 1998, Zydeco initiated a civil suit in state district court in Harris County, Texas against two individuals who are parties to confidentiality agreements with Zydeco and who are employees of Cheniere. Through this litigation, Zydeco sought and obtained a Temporary Restraining Order on April 22, 1998, restraining the individuals from breaching the terms of their confidentiality agreements with Zydeco. Cheniere intervened in the litigation on April 27, 1998. On May 4, 1998, Zydeco, Cheniere and the two individuals agreed to the entry of an Agreed Temporary Injunction. The agreed Temporary Injunction expired on June 15, 1998, and the dispute, which led to the filing of the civil suit, was included in the arbitration action by agreement of the parties.

  On December 9, 1998 the three-member arbitration panel issued its decision in the arbitration proceedings brought by Zydeco against Cheniere. In its ruling, the panel confirmed Zydeco's position as program manager but recognized Cheniere's independent right to identify prospects and acquire leases in the West Cameron Seismic Project area. The arbitration panel directed that Cheniere has the right to participate with a 50% working interest in most of the leases acquired by Zydeco or in prospects designated by Zydeco. Cheniere, however, must exercise its right of participation and pay its share of such costs within a thirty-day period following Zydeco's formal notice of prospect designation. For each prospect, Zydeco has the sole right to undertake the management and control of all prospect development for a reasonable period not to exceed 90 days following such formal notice. The arbitration panel also ruled that project seismic costs generally incurred after December 31, 1997, are not reimbursable to Zydeco as seismic costs. The Company believed that such costs, either in part or in whole, should be recouped from Cheniere as prospect costs. In addition, if certain criteria are met, then sale proceeds from certain marketing activities would be paid to Cheniere until Cheniere recoups $13.5 million of its investment in the project. Zydeco and Cheniere would share any such sales above that amount equally. Neither party received any damage awards or recovery of legal costs.

  As a result of the arbitration panel's decision, Zydeco and Cheniere informally agreed to share responsibilities and ownership for certain activities incurred in the maintenance, marketing and sale of prospects generated and assembled by the parties. Except for the costs of one prospect and certain other activities, neither party would seek reimbursement from the other for seismic and prospect costs generally incurred prior to the arbitration ruling. After considering the arbitration panel's ruling and the two parties' tentative agreement, Cheniere's and Zydeco's share of third party and processing costs incurred pursuant to the terms of the Cheniere Agreement was approximately $16,423,398 and $5,216,773, respectively, from inception to December 31, 1998. Project seismic costs amounting to $1,146,688 that previously had been attributable to Cheniere were charged to exploration expense in 1998. In addition, the Company paid approximately $5,753,010 for unproved leases during 1998.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

4.Acquisitions.

  On July 1, 1997, the Company acquired all of the outstanding capital stock of Wavefield Image, Inc. ("Wavefield"), a privately held company that develops and licenses a seismic data processing technique known as Wavefield Imaging Technology. This technology and associated patent are the principal asset of Wavefield. The Company is amortizing this investment over approximately 19 years (the life of the patent). Amortization expense for 1999 and 1998 was $46,389 in each year. In addition, the Company recorded an impairment allowance of $200,000 to its Investment in Wavefield Imaging Technology during 1999.

5.Income Taxes.

  Significant components of the Company's deferred tax liabilities and assets are as follows:

                                                          December 31,
                                                     ------------------------
                                                        1999         1998
                                                     -----------  -----------
   Deferred Tax Liability........................... $        --  $        --
                                                     ===========  ===========
   Deferred Tax Assets
     Carryforwards.................................. $ 6,266,427  $ 2,522,586
     Book/Tax Differences in Basis of Oil and Gas
      Assets........................................     816,276    3,881,934
     Less Valuation Allowance.......................  (7,082,703)  (6,404,520)
                                                     -----------  -----------
   Total Deferred Tax Assets........................ $        --  $        --
                                                     ===========  ===========
   Net Deferred Tax Liability....................... $        --  $        --
                                                     ===========  ===========

  As of December 31, 1999, the Company had a net operating loss carryforward for federal income tax purposes of approximately $18,400,000, which will be available to reduce future taxable income. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period. Because of the current uncertainty of realizing such tax asset in the future, a valuation allowance has been recorded equal to the amount of the net deferred tax asset. The net operating loss carryforward, if not utilized, will begin to expire in the year 2009. In addition, the company has available $365,000 of statutory depletion as carryforward to apply against future taxable income.

6.Operating Leases.

  The Company incurred rental expense of $50,676 and $247,164 in 1999 and 1998, respectively, in connection with its office leases. See "Note 8-- Related-Party Transactions". At December 31, 1999, future minimum lease payments for leases having initial or remaining noncancelable lease terms in excess of one year were not material.

7.Common Stock, Convertible Preferred Stock, and Warrants.

  Common Stock Offering. On August 26, 1997, the Company completed an offering of 3,680,000 shares of Common Stock and warrants to purchase 320,000 shares of Common Stock (the "Offering"). Proceeds from the Offering were $14,056,189, net of Offering expenses of $1,583,911.

  In connection with the Offering, the Company sold to the Underwriters, for nominal consideration, warrants to purchase 320,000 shares of Common Stock from the Company ("1997 Underwriter Warrants"). The 1997 Underwriter Warrants are exercisable, in whole or in part, at an exercise price of $5.10 (120% of the

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

  Offering price) at any time during the four-year period commencing August 26, 1998. The warrant agreement pursuant to which the 1997 Underwriter Warrants were issued contains provisions providing for adjustment of the exercise price and the number and type of securities issuable upon exercise of the 1997 Underwriter Warrants should any one or more of certain specified events occur. The 1997 Underwriter Warrants grant to the holders demand and piggy-back registration rights for the securities issuable upon exercise of the 1997 Underwriter Warrants.

  Placement Warrants. In connection with a 1994 Private Placement Zydeco issued 72,268 Common Stock purchase warrants ("Placement Warrants") to the participating placement agents, each of which entitled the holder to purchase one share of Common Stock at an exercise price of $1.60 per share at any time prior to their expiration on December 2, 1999. These warrants were subject to a cashless exercise provision (i.e., the exercise price may be satisfied by canceling a number of unexercised warrants valued by the difference between the exercise price and the market value of the shares). The initial value of such warrants issued in connection with the private placement was immaterial. In 1997 and 1996, Placement Warrants were exercised for 1,888 and 29,592 shares of Common Stock, respectively, net of 573 and 9,575 warrant shares, respectively, tendered in satisfaction of the exercise price. At December 31, 1999, the remaining 30,640 unexercised Placement Warrants expired.

  Redeemable Warrants. On December 26, 1993, the Company sold 1,500,000 units ("Units") in its initial public offering ("IPO"). Each Unit consists of one share of the Company's Common Stock, $.001 par value, and two redeemable Common Stock Purchase Warrants ("Redeemable Warrants"). Each Redeemable Warrant entitles the holder to purchase from the Company one share of Common Stock at an exercise price of $5.50, during the period commencing on the later of the consummation by the Company of a Business Combination or one year from the effective date of the IPO, or December 20, 1995, and ending seven years from the effective date of the IPO, or December 13, 2000. The Redeemable Warrants will be redeemable at a price of $.01 per warrant upon 30 days' notice at any time, only in the event that the last sale price of the Common Stock is at least $10.00 per share for 20 consecutive trading days ending on the third day prior to the date on which notice of redemption is given.

  The Company also issued promissory notes to certain accredited investors, in connection with the IPO. These notes were repaid on the consummation of the Public Offering. In addition, the investors were issued 300,000 Redeemable Warrants valued at a nominal amount. At December 31, 1999, no Redeemable Warrants had been exercised and the Redeemable Warrants expired on December 13, 1998.

  Unit Purchase Options. Also in December 1993, the Company sold to the underwriters in the IPO and their designees, for nominal consideration, the right to purchase up to 195,652 units ("Unit Purchase Options") as adjusted for the Offering completed on August 26, 1997. Each Unit Purchase Option consists of one share of Common Stock and two Common Stock Purchase Warrants. Each Common Stock Purchase Warrant entitled the holder to purchase one share of Common Stock under terms similar to the terms of the Redeemable Warrants except that the Common Stock Purchase Warrants are not redeemable. The Unit Purchase Options were exercisable at $5.06 per unit ("Option Exercise Price"), as adjusted, until December 13, 1998, when they expired. In addition, the Common Stock Purchase Warrants were exercisable at $5.50 per warrant, and expired. The Unit Purchase Options contained anti-dilution provisions providing for adjustment of the Option Exercise Price upon the occurrence of certain events, including the issuance of shares of Common Stock or other securities convertible into or exercisable for shares of Common Stock at a price per share less than the Option Exercise Price or the market price of the Common Stock, or in the event of any recapitalization, reclassification, stock dividend, stock split, stock combination, or similar transaction. No Unit Purchase Options were exercised prior to their expiration on December 13, 1998.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

  Non-Redeemable Bridge Warrants. In December 1995, in connection with arranging the Bridge Financing, the Company issued to the Bridge Lenders warrants to purchase 225,028 shares of Common Stock ("Non-Redeemable Bridge Warrants"), at an exercise price of $5.33 per share. The terms of the Non-Redeemable Bridge Warrants are identical to the terms of the Redeemable Warrants, except that they are not redeemable and are subject to a cashless exercise provision. On December 13, 2000, the Non-Redeemable Bridge Warrants expire. None of these Warrants had been exercised as of December 31, 1999.

8.Related-Party Transactions.

  On December 30, 1998, the Company sold a 6.25% working interest participation in a prospect to a limited partnership whose general partners are the president and a vice president of a company who are the children of the Company's Chairman and CEO. The agreement provided that the limited partnership pay to the Company a total consideration of $204,000 for this interest which included the turnkey cost of drilling this prospect's first well. Pursuant to the terms of the agreement with such limited partnership, the basis of this partnership's participation in this prospect is on comparable terms of participation by an unrelated party. In connection with the informal agreement with Cheniere discussed in Note 3--"Cheniere Exploration Agreement and Litigation", the Company and Cheniere agreed to share all proceeds attributable to the sale of Project prospects, including cash and promoted interests. Cheniere's estimated share of the total consideration paid by the limited partnership amounted to approximately $64,000. During 1999, this prospect's first well was drilled and amounts related to the turnkey portion were earned by the Company. The Company and the limited partnership did not participate in a completion attempt on this well. The Company expensed approximately $563,000 as dry hole expense during 1999, which was net of the Company's share of the turnkey contribution. The agreement also provided that the limited partnership had a one-time option to acquire a 6.25% working interest participation in an adjacent prospect for $62,500 and to pay its pro-rata share of the second prospect's drilling costs on a promoted basis. However, the leases under the second prospect were relinquished and such option was not exercised.

  In connection with the acquisition of Wavefield, the Company agreed to assume the remaining lease obligation of Wavefield. Wavefield had used the offices prior to its acquisition by the Company. The term of this lease expired in October 1999. The Company expensed $50,676 and $66,367 on this lease in 1999 and 1998, respectively.

  The Company engaged the services of a law firm, including the services of a partner in the firm who is a relative of an officer and director of the Company that passed away in May 1999. The Company incurred costs of $48,501 and $176,505 to this firm during the years ended December 31, 1999 and 1998, respectively.

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

9.Stock Option Plans.

  At December 31, 1999, the Company had three stock-based compensation plans, which are described below. Each plan calls for the granting of options generally at not less than the per share market price on the date of grant. The Company applies APB Opinion 25 and the related Interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its fixed stock option plans. No grants were issued by the Company in 1999. Had compensation cost for the Company's three stock-based compensation plans been determined on the fair value at the grant dates for awards under those plans consistent with the method of SFAS No. 123 "Accounting for Stock-Based Compensation", the Company's net loss per common share would have been increased to the pro forma amounts indicated below:

                                                        1999          1998
                                                     -----------  ------------
   Results
   As Reported Net Loss Before Extraordinary Item... $(3,274,526) $ (9,611,738)
     Extraordinary Item.............................     439,208            --
                                                     -----------  ------------
     Net Loss....................................... $(2,835,318) $ (9,611,738)
                                                     ===========  ============
   Pro Forma
     Net Loss Before Extraordinary Item............. $(3,274,526) $(10,482,914)
     Extraordinary Item.............................     439,208            --
                                                     -----------  ------------
     Net Loss....................................... $(2,835,318) $(10,482,914)
                                                     ===========  ============
   Net Loss Per Common Share (Basic and Diluted)
   As Reported
     Net Loss Before Extraordinary Item............. $     (0.32) $      (0.93)
     Extraordinary Item............................. $      0.04  $         --
       Net Loss..................................... $     (0.28) $      (0.93)
   Pro Forma
     Net Loss Before Extraordinary Item............. $     (0.32) $      (1.01)
     Extraordinary Item............................. $      0.04  $         --
     Net Loss....................................... $     (0.28) $      (1.01)

  For purposes of the above proforma disclosure, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 1998: no dividend yield for 1998, expected volatility of .43, a risk-free interest rate of 5.9%, and expected lives of 10 years for all options. In connection with the above assumptions, the estimated weighted average fair value of options granted in 1998 is $1.69 per share.

  In February 1995, Zydeco's Board of Directors approved the 1995 Employee Stock Option Plan (the "Zydeco Plan") for certain employees of the Company and any subsequently incorporated subsidiaries of the Company. Options to purchase 1,006,256 shares of stock at a price of $1.60 per share, as adjusted, were granted in March 1995. Such options are non-compensatory, vest over a four-year period and terminate no later than March 2005. 345,002 options remain outstanding as of December 31, 1999. On November 10, 1999, the Company repriced an employee's options of 52,500 shares to $.125.

  On January 4, 1996, the Board of Directors approved and adopted the Zydeco Energy, Inc. 1996 Incentive Equity Plan (the "1996 Incentive Plan") and amended such plan on March 3, 1997. The 1996 Incentive Plan authorizes the grant of various stock and stock-related awards to key management and other personnel on the basis of individual and corporate performance. The 1996 Incentive Plan, as amended, provides for the granting of stock options to purchase an aggregate of 950,000 shares of Common Stock, which are

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES
  reserved for such purpose. Options under the 1996 Incentive Plan are non-compensatory, vest over a four-year period and terminate no later than ten years after the date of grant unless otherwise determined by the Compensation Committee. All but options for 2,000 shares previously granted pursuant to this plan have expired as of December 31, 1999. The option for 2,000 shares expired on January 31, 2000.

  Also on January 4, 1996, the Board of Directors adopted the 1996 Non-employee Director Stock Option Plan (the "1996 Director Plan") and authorized and granted an aggregate of 45,000 shares of Common Stock to three non-employee directors. The options vest one third on April 1, 1997, 1998, and 1999, and have an exercise price of $6.69 per share. The options terminate no later than ten years after the date of grant. As of December 31, 1999, 45,000 options remain outstanding and expire as follows: 30,000 on March 18, 2000 and 15,000 on March 26, 2000.

  Information about the Company's stock option plans for each of two years in the period ended December 31, 1999, is set forth below:

                                                1999               1998
                                         ------------------- ------------------
                                                     Average            Average
                                                      Grant              Grant
                                           Shares     Price   Shares     Price
                                         ----------  ------- ---------  -------
   Outstanding at January 1............   1,501,006   $1.70  1,768,632   $3.33
     Granted...........................          --      --    221,000    2.21
     Exercised.........................          --      --    (20,000)   1.60
     Forfeited and Expired.............  (1,109,000)   2.94   (468,626)   4.73
                                         ----------   -----  ---------   -----
   Outstanding at December 31..........     392,002    1.99  1,501,006    2.75
                                         ==========   =====  =========   =====
   Shares Exercisable at December 31...     391,002    1.98  1,218,506    2.40
                                         ==========   =====  =========   =====
   Shares Available for Future Grant...     948,000            464,000
                                         ==========   =====  =========
   Average Fair Value of Shares Granted
    During Year........................         N/A          $    1.69
                                         ==========   =====  =========

                                                        Shares Outstanding and
                                                             Exercisable
                                                      --------------------------
                                                              Weighted  Weighted
                                                               Average  Average
                                                              Remaining  Grant
   Range of Grant Prices                              Shares    Life     Price
   ---------------------                              ------- --------- --------
   $ .125 to 3.00.................................... 345,002  6 years   $1.38
    3.00 to  5.00....................................   1,000  7 years    4.94
    5.00 to  7.00....................................  45,000  7 years    6.69
                                                      -------
                                                      391,002  6 years    1.99
                                                      =======

10.Segment Information.

  In June 1997, the Financial and Accounting Standards Board issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." This standard requires that companies report certain information about operating segments in complete sets of financial statements and in condensed financial statements of interim periods for fiscal years beginning after December 15, 1997. The Company adopted this statement for the fiscal year ending December 31, 1998. The Company operates principally in one industry and geographic segment--oil and gas exploration and production and as such the adoption of SFAS No. 131 had no impact on the Company's financial statements.

  Major Customers. The company had oil and gas sales to one customer of $140,794 and $348,636 in 1999 and 1998, respectively, which constituted more than 10% of consolidated revenue for such years.

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

11.Oil and Gas Production Activities.

 Results of Operations from Oil and Gas Producing Activities

  The results of operations for oil and gas producing activities for the years indicated are presented below:

                                                    Year Ended December 31,
                                                   --------------------------
                                                       1999          1998
                                                   ------------  ------------
   Oil and Gas Sales..............................      187,366  $    389,798
   Production (Lifting) Costs.....................      (18,453)      (17,170)
   Dry Hole and Other Costs.......................   (1,369,053)     (148,285)
   Impairment of Unproved Properties..............     (750,000)   (3,000,000)
   Geological and Geophysical Expenses............     (170,885)   (3,561,184)
   Depreciation, Depletion, and
    Amortization(/1/).............................           --      (424,669)
                                                   ------------  ------------
   Results of Operations from Oil and Gas
    Producing Activities.......................... $(2,121,025)  $ (6,761,510)

--------
(/1/) Includes depreciation on seismic computer hardware and software. All oil and gas related assets were fully amortized as of December 31, 1998.

 Capitalized Costs Related to Oil and Gas Producing Activities

  The following table presents total capitalized costs of proved and unproved oil and gas properties and associated accumulated depreciation, depletion, and amortization:

                                                           December 31,
                                                       ----------------------
                                                          1999        1998
                                                       ----------  ----------
   Proved Oil and Gas Properties, at Cost............. $  334,972  $  334,972
   Unproved Oil and Gas Properties....................  1,643,324   2,796,471
   Equipment and Software.............................         --   1,974,028
   Less--Accumulated Depreciation, Depletion,
    Amortization and Impairment....................... (1,084,972) (1,969,652)
                                                       ----------  ----------
   Net Capitalized Costs.............................. $  893,324  $3,135,819

 Costs Incurred in Oil and Gas Property Acquisition, Exploration and Development Activities

  Presented below are costs incurred in oil and gas property acquisition, exploration and development activities:

                                                            Year Ended December
                                                                    31,
                                                            -------------------
                                                              1999      1998
                                                            -------- ----------
   Unproved Property Acquisition Costs..................... $     -- $5,753,010
   Exploration Costs.......................................  623,920  3,734,900
   Equipment and Software Additions........................       --     92,378
   Total for Year.......................................... $623,920 $9,580,288

 Reserve Quantity Information (Unaudited)

  The following unaudited information has been provided pursuant to SFAS No. 69, "Disclosures about Oil and Gas Producing Activities". There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production, including many factors beyond the control of the

                     ZYDECO ENERGY, INC. AND SUBSIDIARIES

  Company. The estimation of reserve quantities results from a process that cannot be measured in an exact way and employs judgements made by the Company's independent petroleum engineering firms. Accordingly, reserve estimates are often different from quantities of oil and gas that are ultimately recovered. The Company's proved oil and gas reserves were estimated by Petroleum Professionals International, LP as of December 31, 1999 and 1998.

 Proved Developed Reserve Quantities (Unaudited)

  The Company's oil and gas producing activities have been conducted solely in the United States. The Company had no proved undeveloped reserves at December 31, 1999 and 1998. The following table sets forth the changes in the Company's total proved reserves for the years ended December 31, 1999 and 1998:

                                                          December 31,
                                                       -------------------
                                                         1999      1998
                                                       --------  ---------
                                                           Oil (Bbls)
   Total Proved Reserves:
     Proved Oil Reserves at the Beginning of the
      Year............................................      269      2,614
     Revisions of Previous Estimates..................    3,769     (1,158)
     Production.......................................   (2,778)    (1,187)
                                                       --------  ---------
     Proved Oil Reserves at the End of the Year.......    1,260        269
                                                       ========  =========

                                                           Gas (Mcf)
     Proved Gas Reserves at the Beginning of the
      Year............................................  105,571    104,000
     Revisions of Previous Estimates..................  (36,346)   167,333
     Production.......................................  (59,608)  (165,762)
                                                       --------  ---------
     Proved Gas Reserves at the End of the Year.......    9,617    105,571
                                                       ========  =========
   Proved Developed Reserves:
     End of Year--    Oil (Bbls)......................... 1,260        269
                                                       ========  =========
                     Gas (Mcf)........................    9,617    105,571
                                                       ========  =========

 Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserve Quantities (Unaudited)

  The information that follows has been developed by the Company pursuant to procedures prescribed by SFAS 69 and utilizes reserve data estimated by the Company's independent petroleum engineering firms. In addition to the above discussion of uncertainties in reserve quantities, the following calculations are based on year-end prices, costs and statutory tax rates that relate to existing proved oil and gas reserves in which the Company has an interest and are discounted at 10%. Because future projections are inherently imprecise, material revisions to reserve estimates may occur in the future. Actual sales prices and costs incurred may vary from those used in the calculations due to a number of factors including, but not limited to, wide fluctuations in world and/or regional markets. In addition, production of the oil and gas reserves may not occur in the periods assumed. The standardized measure information may be useful for certain comparative purposes but is not intended to represent the market value of the Company's reserves or as an estimate of the Company's future cash flows. See "Note 1--Organization and Summary of Significant Accounting Policies".

                      ZYDECO ENERGY, INC. AND SUBSIDIARIES

  The following table sets forth the standardized measure of discounted future net cash flows from estimated future production of the Company's proved oil and gas reserves as of December 31:

                                                             1999      1998
                                                            -------  --------
   Future Cash Inflows..................................... $61,577  $224,307
   Future Production and Development Costs(/1/)............      --        --
   Future Income Tax Expense...............................      --        --
                                                            -------  --------
   Undiscounted Future Net Cash Flows......................  61,577   224,307
   Discount................................................  (3,164)  (14,627)
                                                            -------  --------
   Standardized Measure of Discounted Future Net Cash
    Flows.................................................. $58,413  $209,680
                                                            =======  ========

--------
(/1/) The Company maintains an overriding royalty interest in its only property with proved reserves at December 31, 1999 and 1998. Accordingly, there are no future costs associated with such an overriding royalty interest.

 Principal Sources of Change in the Standardized Measure of Discounted Future Net Cash Flows (Unaudited)

  The following table sets forth changes in the standardized measure of discounted future net cash flows for the years ended December 31:

                                                             1999       1998
                                                           ---------  ---------
   Standardized Measure--Beginning of Year................ $ 209,680  $ 377,997
   Sales, Net of Operating Costs..........................  (168,913)  (372,628)
   Net Changes in Prices and Production Costs.............    37,437   (132,609)
   Revisions of Quantity Estimates........................   (46,014)   322,880
   Accretion of Discount..................................    20,968     37,800
   Other..................................................     5,255    (23,760)
                                                           ---------  ---------
   Standardized Measure--End of the Year.................. $  58,413  $ 209,680
                                                           =========  =========

                              ZYDECO ENERGY, INC.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                      THE SPECIAL MEETING OF STOCKHOLDERS

   The undersigned hereby appoints Hugh D. Simpson and James D. Nickell, and each of them acting solely, proxies with full power of substitution and with all powers the undersigned would possess if personally present, to represent
and to vote at the Special Meeting of Stockholders to be held on             ,
2000 and at any adjournment or postponement thereof, as designated on the reverse side hereof and in their discretion with respect to any matters incident to the conduct of the meeting and other matters as may properly come before such meeting, all of the shares of common stock and/or preferred stock of Zydeco Energy, Inc. held of record by the undersigned as of the close of
business on           , 2000. All proxies previously given with respect to the
shares covered hereby are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

[X] PLEASE MARK YOUR
    VOTE AS IN THIS
    EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' THE FOLLOWING PROPOSAL:

   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and at the discretion of proxyholders as to any other matters that may properly come before the meeting. If no direction is made, this Proxy will be voted FOR the following proposals and at the discretion of the proxyholders as to any other matters that may properly come before the meeting.

   1. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO ZYDECO'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ZYDECO'S COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM 50,000,000 TO 150,000,000.

      FOR                            AGAINST                            ABSTAIN
      [ ]                              [ ]                               [ ]

   2. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO ZYDECO'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "ZYDECO ENERGY, INC." TO "DTVN HOLDINGS, INC."

      FOR                            AGAINST                            ABSTAIN
      [ ]                              [ ]                                [ ]

   3. PROPOSAL TO APPROVE AND ADOPT THE 2000 STOCK OPTION AND RESTRICTED STOCK PLAN.

      FOR                            AGAINST                            ABSTAIN
      [ ]                              [ ]                                [ ]

Please sign and return promptly in the enclosed envelope.

Signature(s) ______________________  Date _____________________________________

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.